                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:    November 30, 2005
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                                                  hours per response....... 5.0
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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2125
                                  ---------------------------------------------

                          EquiTrust Series Fund, Inc.
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

                5400 University Avenue, West Des Moines, IA 50266
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

        Kristi Rojohn, 5400 University Avenue, West Des Moines, IA 50266
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code: 515/225.5400
                                                   ----------------------------

Date of fiscal year end: July 31, 2003
                        --------------------------
Date of reporting period: July 31, 2003
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

[EQUITRUST FINANCIAL SERVICES LOGO]


EQUITRUST SERIES FUND, INC.


ANNUAL REPORT
JULY 31, 2003

INVESTMENT MANAGER AND PRINCIPAL UNDERWRITER

EQUITRUST INVESTMENT MANAGEMENT SERVICES, INC.

5400 UNIVERSITY AVENUE
WEST DES MOINES, IA 50266

1-877-860-2904
225-5586 (DES MOINES)

www.equitrust.com


THIS REPORT IS NOT TO BE DISTRIBUTED UNLESS PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

SHAREHOLDER ACCOUNT ACCESS
NOW AVAILABLE
AT www.equitrust.com

737-028(03)

PRESIDENT'S LETTER


Dear Shareholder:

     The equity markets reported favorable returns again after having declined sharply in the previous fiscal year. For the fiscal year ended July 31, 2003, the S&P 500 Stock Composite (the "S&P 500") returned 10.64% and the Dow Jones Industrial Average (the "Dow") returned 8.22%. The NASDAQ Composite (the "NASDAQ") topped both with a sizeable return of 31.25%. Most gains occurred in the last three months of the fiscal year, as it was early April before all three indices returned to the levels where they started at the beginning of the current period.

     In spite of the gains in the equity markets over the past twelve months, the three-year and five-year average annual returns are largely still negative. Of the S&P 500, the NASDAQ and the Dow, only the Dow managed a positive five-year average annual return; all of them recorded losses for the three-year period.

     The fixed income markets offered superior returns relative to equities for the three-year and five-year periods, but a number of fixed income sectors have lagged equity returns for the past twelve months. During this most recent fiscal year, corporate and high-yield securities benefited from declining credit spreads, with the Lehman Brothers U.S. Corporate Investment Grade Index and U.S. Corporate High Yield Index returning 11.30% and 26.96%, respectively. Lehman's U.S. Treasury Index and Fixed Rate Mortgage Backed Securities Index trailed at 4.54% and 2.56%, respectively, for the same period. The Lehman Brothers U.S. Aggregate Index, which includes investment grade corporate, Treasury and mortgage-backed securities, returned 5.42% during this past fiscal year.

     The recent run in the equity markets and the improvements in credit spreads typically portend improving economic fundamentals. Currently, though, few indicators unambiguously support that forecast. The nation's gross domestic product expanded at an annual rate of 2.4% in the second quarter of 2003, improving on the first quarter's 1.4% annual rate. However, much of the increase was attributed to government spending in the defense sector for the war in Iraq.

     Corporate earnings have improved slightly even with inconsistent and slow economic growth, but primarily due to cost cutting rather than improving sales. Consequently, equity prices relative to earnings and expected growth potential have increased rapidly, keeping valuation measures above their long-term averages.

     The health of the nation's job market typically lags as an indicator of the health of the underlying economy, but it too does not show a strong commitment to economic growth. Unemployment has increased almost unwaveringly over the past twelve months, peaking at 6.4% in June before backing down to 6.2% in July. In spite of the slight improvement, the economy's modest expansion over the last few quarters has yet to generate significant job growth to replace the millions of jobs lost in the recent recession. This stagnant state of the labor market continues to wear on consumer confidence, which suffered a sharp decline early in the year and has improved only modestly since.

     In the last several months, the Federal Reserve Board (the "Fed") has indicated it sees moderate signs of economic growth while expressing increased concern about deflation and the potential hazards it poses to both corporations and consumers. As insurance against deflation, the Fed recently cut the federal funds rate target for a 13th consecutive time, to 1% from 1.25%. At one time, the Fed also indicated a willingness to move out on the yield curve to keep interest rates low by purchasing longer-term government securities. Led by Chairman Alan Greenspan, the Fed remains steadfast in encouraging demand and risk-taking.

     The dollar has declined for much of the past twelve months, most notably against the Euro. Its decline has been symptomatic of the domestic economy's trade and current account deficits, as well as the attractiveness of U.S. financial assets relative to those of the rest of the world. U.S. demand for foreign-made goods has led to trade imbalances whereby imports exceed exports, while a duet of declining equity markets and interest rates has forced foreign investors to look elsewhere for returns. The weak dollar makes U.S.-made goods more attractive to foreign purchasers and also benefits U.S. multinationals when they translate overseas profits into dollars. At the same time, though, the weak dollar threatens the recovery of other developed market economies, such as that of the European Union. Many analysts had argued the dollar had become modestly overvalued, and the decline only a normal correction. The dollar has recently recovered somewhat. So long as these currency adjustments remain orderly, they should not pose a substantial threat to the economy.

     In spite of substantial monetary stimuli and even recent fiscal stimuli from Congress and the Bush Administration, the U.S. economy has yet to show convincing signs of improvement. The equity and fixed income markets, though, have responded positively to expectations that the economy will soon return to a sustainable long-term trend. Since it would appear that greatly improved second-half performance is reflected in current valuations, the economy will need to start showing more vigor if this rally is to be sustained.

     VALUE GROWTH: The Portfolio outperformed its benchmark, the S&P 500, and did so in spite of being underweight in two of the benchmark's best performing sectors for the period: information technology and consumer discretionary. Given the substantial price gains in the equity markets, our bias is shifting back to a slightly more defensive posture. We continue to favor health care, energy and consumer staples sectors.

     HIGH GRADE BOND: The two year Treasury yield declined by 49 basis points (0.49%) to 1.74%, the ten year Treasury yield declined five basis points (0.05%) to 4.41%, and the thirty year Treasury yield rose six basis points (0.06%) to 5.36% over the twelve-month reporting period ended July 31, 2003. The best performing sector of the Lehman Brothers Aggregate Index for this period was the Investment Grade Credit Index, as corporate spreads continued to narrow as a result of strong technical factors, as well as an improvement in the fundamental outlook for credit quality for the investment grade corporate bond market.

     The Portfolio's performance lagged the Lehman Brothers Aggregate Index due to having a higher exposure to underperforming cash equivalents and fixed rate mortgage-backed securities and a lower duration than the Index during a period when most yields were declining.

     Given the relatively low level of interest rates we continue to feel that it is not an appropriate time to take on a larger amount of interest rate risk than the Aggregate Index. However, given the very steep yield curve it is very costly to remain in cash so we will continue to keep the majority of the Fund invested in intermediate securities.

     STRATEGIC YIELD: The Lehman Brothers High Yield Index recorded excellent results for the one year period ending July 31, 2003 with a 26.96% return. The option-adjusted spread on the Lehman Brothers High Yield Index finished the current period at 527 basis points (5.27%) which was 388 basis points (3.88%) lower than at the start of the of the reporting period. On a fundamental basis a continued decline in defaults and improvement in the credit rating upgrade-to-downgrade ratio helped the high yield market. Technically, the market was helped by very strong cash inflows into high yield funds over the reporting period.

     During the most recent fiscal year, the Portfolio's performance lagged the Lehman Brothers High Yield Index. Its performance was hindered by having less exposure to both high yield issues and lower rated issues relative to the Index; in general, the lowest rated issues were the best performers during the period. A higher exposure to cash than the Index and the underperformance of several individual issues also helped to lower our returns relative to the Index.

     It appears that the high yield market may be getting a little ahead of the fundamentals. Given that it has dramatically outperformed the investment grade bond market, we may be more inclined to lean toward lower investment grade issues when making new acquisitions.

     MANAGED: The Managed Portfolio also outperformed the S&P 500, benefiting from its exposure to both GNMA securities and dividend-paying stocks. It also continues to perform well relative to its peers. The recently rising yield on the 10-year Treasury has made fixed income securities such as GNMAs stronger competition even for yield-oriented equities. If equities and interest rates continue to rise, we may increase the Portfolio's cash balance or add to its GNMA positions.

     MONEY MARKET*: Rates offered by money market funds reflect the low rates set by central banks such as the Federal Open Market Committee (the "FOMC") and the British Banker's Association (the "BBA"). The FOMC controls the Federal Funds rate (the rate at which banks buy and sell overnight loans) and the BBA sets the London Interbank Offered Rate (the "LIBOR") (the interest rate banks charge each other in England's Eurodollar market). Both rates remain at historically low levels: 1.00% for the Federal Funds rate and 1.11% for the one-month LIBOR. The FOMC believes that the U.S. economy is treading dangerously close to a deflationary scenario similar to Japan's. Since deflation is much more difficult to solve than inflation, the Federal funds rate is staunchly kept at a low rate to subvert the possibility. Unfortunately for money market investors this is painful, leading them to look elsewhere for opportunities.

     BLUE CHIP: True to its passive strategy, the performance of the Blue Chip Portfolio over the past twelve months has reflected that of the large capitalization market sector it represents. The Portfolio will remain substantially invested in common stocks of large companies and is designed for those investors who prefer substantial exposure to common stocks at all times or who wish to make their own market value judgments.

     We appreciate your investment in the Fund and we take seriously our task of seeking to grow and protect that investment. Thank you for continued support of the Fund.

                                         /s/ Craig A. Lang

                                         CRAIG A. LANG
                                         PRESIDENT

September 2, 2003

* An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

     Past performance is not a guarantee of future results.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

VALUE GROWTH PORTFOLIO

[CHART]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                     THE VALUE GROWTH PORTFOLIO AND S&P 500

AVERAGE ANNUAL TOTAL RETURN

1 YEAR        5 YEAR          10 YEAR
13.37%         0.12%           2.90%

         VALUE GROWTH PORTFOLIO      S&P 500 STOCK COMPOSITE INDEX
1993                  $  10,000                          $  10,000
1994                  $  10,034                          $  10,518
1995                  $  10,974                          $  13,258
1996                  $  12,994                          $  15,448
1997                  $  15,831                          $  23,483
1998                  $  13,235                          $  28,008
1999                  $  12,247                          $  33,651
2000                  $  10,980                          $  36,667
2001                  $  13,339                          $  31,413
2002                  $  11,742                          $  23,996
2003                  $  13,311                          $  26,549

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

     For the 12-month period ended July 31, 2003, the total return for the Value Growth Portfolio was 13.37%, compared to 10.64% for its benchmark, the S&P 500 Stock Composite Index (the "S&P 500").

     The Portfolio outperformed the S&P 500 in spite of being underweight in the benchmark's two best performing sectors: information technology and consumer discretionary. Over the past twelve months, the Portfolio's direction has roughly tracked that of the S&P 500, but with substantially less volatility in its returns. It outperformed at various points during this time period, particularly when the benchmark declined sharply in October and December, and then late in the period as investors bid up dividend-paying stocks following new legislation that reduced the tax on dividends.

     In this 12-month period, the Value Growth Portfolio has outperformed due to security selection, relative sector weightings and its value and yield orientation. It has been underweight in the information technology and consumer discretionary sectors which, while having led the other sectors in the benchmark's recent rallies, have declined sharply during its declines. Most recently, the Portfolio benefited from its overweight positions in dividend-paying utilities and energy companies as demand increased for such stocks following recent tax legislation.

HIGH GRADE BOND PORTFOLIO

[CHART]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
     THE HIGH GRADE BOND PORTFOLIO AND LEHMAN BROTHERS U.S. AGGREGATE INDEX

AVERAGE ANNUAL TOTAL RETURN

1 YEAR        5 YEAR          10 YEAR
3.58%          5.22%           5.79%

                HIGH GRADE BOND               LEHMAN BROTHERS U.S.
                PORTFOLIO                     AGGREGATE INDEX
1993                  $  10,000                          $  10,000
1994                  $  10,226                          $  10,007
1995                  $  11,068                          $  11,019
1996                  $  11,662                          $  11,629
1997                  $  12,778                          $  12,880
1998                  $  13,613                          $  13,895
1999                  $  13,759                          $  14,242
2000                  $  14,071                          $  15,092
2001                  $  15,946                          $  17,008
2002                  $  16,948                          $  18,296
2003                  $  17,555                          $  19,288

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

     During the twelve-month period ended July 31, 2003, the High Grade Bond Portfolio underperformed the Lehman Brothers U.S. Aggregate Index, as reflected by the 3.58% total return produced by the Portfolio versus the 5.42% total return produced by the Index.

     The total returns for the major components of the Lehman Brothers U.S. Aggregate Index for this period were as follows: U.S. Mortgage-backed (35% of the Index), 2.56%; U.S. Government (34% of the Index), 4.44%; and U.S. Investment Grade Corporate (23% of the Index), 10.71%. The Index had an effective duration of 4.48 as of July 31, 2003. In comparison, the Portfolio had approximately 52% of its assets invested in mortgage-backed securities, 44% in corporate securities, and 4% in cash equivalents as of July 31, 2003. The effective duration of the Portfolio was 4.82 as of July 31, 2003. Based on this measure, the Portfolio and the Index would be expected to respond relatively the same to any given movement in interest rates. The Portfolio had a higher exposure to the outperforming corporate bond sector than the Index, which helped performance. However, this was more than offset by our overexposure to underperforming fixed rate mortgage-backed securities and cash equivalents, as well as fund expenses.

     During the reporting period the major changes to the Portfolio were a decrease in its holdings of cash equivalents and corporate securities and an increase in our holdings of GNMA Mortgage-backed Securities. At the present time we anticipate maintaining a duration fairly close to that of the Aggregate Index. Our current view is that the general trend in interest rates will be higher but given the steepness of the yield curve it is costly to stay in cash equivalents. Given this we anticipate that the majority of new investments will be made in securities with intermediate term durations.

STRATEGIC YIELD PORTFOLIO

[CHART]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
 THE STRATEGIC YIELD PORTFOLIO AND LEHMAN BROTHERS U.S. CREDIT/HIGH YIELD INDEX

AVERAGE ANNUAL TOTAL RETURN

1 YEAR        5 YEAR          10 YEAR
5.05%          4.30%           6.11%

                STRATEGIC YIELD            LEHMAN BROTHERS U.S.
                PORTFOLIO                  CREDIT/HIGH YIELD INDEX
1993                  $  10,000                          $  10,000
1994                  $  10,188                          $  10,039
1995                  $  11,177                          $  11,267
1996                  $  12,034                          $  11,982
1997                  $  13,679                          $  13,578
1998                  $  14,651                          $  14,625
1999                  $  14,778                          $  14,754
2000                  $  15,005                          $  15,279
2001                  $  16,377                          $  17,018
2002                  $  17,217                          $  17,430
2003                  $  18,087                          $  19,753

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

     During the twelve-month period ended July 31, 2003, the 5.05% total return produced by the Strategic Yield Portfolio was below the 13.33% total return produced by the Lehman Brothers U.S. Credit/High Yield Index.

     The total returns for the two components of the Lehman Brothers U.S. Credit/High Yield Index over this period were as follows: U.S. Investment Grade Credit (81% of the Index), 10.71% and U.S. High Yield (19% of the Index), 26.96%. In comparison, the Portfolio had approximately 51% of its assets invested in corporate securities rated as non-investment grade or high yield by Moody's and/or Standard & Poor's, 31% of its assets invested in corporate securities rated investment grade by both Moody's and Standard & Poor's and 12% of its assets invested in cash equivalents.

     Despite having a greater exposure to high yield issues than the Lehman Brothers U.S. Credit/High Yield Index during a period when the high yield index outperformed the investment grade index, the Portfolio return was lower than the Lehman U.S. Credit/High Yield Index. This underperformance was mainly the result of the underperformance of several individual securities, overexposure to cash equivalents and fund expenses.

     Given the dramatic outperformance of high yield bonds over this period, we feel that this sector may become less attractive and therefore may lean toward adding more investment grade issues to the Portfolio going forward. As always, we will attempt to seek out securities in both the investment grade and non-investment grade markets that we feel offer attractive potential returns for the amount of risk taken.

MANAGED PORTFOLIO

[CHART]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                        THE MANAGED PORTFOLIO AND S&P 500

AVERAGE ANNUAL TOTAL RETURN

1 YEAR        5 YEAR          10 YEAR
12.74%         4.62%           6.14%

              MANAGED PORTFOLIO      S&P 500 STOCK COMPOSITE INDEX
1993                  $  10,000                          $  10,000
1994                  $   9,939                          $  10,518
1995                  $  10,873                          $  13,258
1996                  $  12,754                          $  15,448
1997                  $  15,165                          $  23,483
1998                  $  14,477                          $  28,008
1999                  $  13,571                          $  33,651
2000                  $  13,764                          $  36,667
2001                  $  17,480                          $  31,413
2002                  $  16,097                          $  23,996
2003                  $  18,147                          $  26,549

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

     The Managed Portfolio is a tactical asset allocation portfolio with an investment emphasis on securities producing income and the potential for capital appreciation. For this reason, neither its performance nor its constitution will likely mirror any particular equity index over long periods of time. For the 12-month period ended July 31, 2003, the Portfolio produced a return of 12.74%, relative to 10.64% for the S&P 500 Stock Composite Index (the "S&P 500") and 5.42% for the Lehman Brothers U.S. Aggregate Index ("the Lehman Aggregate").

     During the past twelve months, the Portfolio benefited from both its equity and fixed income allocations and actually outperformed both the equity and fixed income benchmarks. Its dividend-paying equities provided exposure to the rallies in the equity markets, while it also benefited from the increasing demand for dividend-paying stocks following this spring's new tax legislation cutting taxes on dividends. During declines in the equity markets, the Portfolio's fixed income holdings provided some stability to returns through income and lower volatility.

     The Portfolio is most heavily weighted in dividend-paying equity securities but maintains a substantial allocation to fixed income securities. It maintains key overweight positions in the utilities, energy and materials sectors, while its technology position has been reduced significantly given the recent rally and high valuations in the technology sector. The Portfolio's yield and value orientation have greatly supported its performance relative to both the S&P 500 and the Lehman Aggregate.

BLUE CHIP PORTFOLIO

[CHART]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                       THE BLUE CHIP PORTFOLIO AND S&P 500

1 YEAR        5 YEAR          10 YEAR
7.42%         -2.68%           7.83%

            BLUE CHIP PORTFOLIO      S&P 500 STOCK COMPOSITE INDEX
1993                  $  10,000                          $  10,000
1994                  $  10,675                          $  10,518
1995                  $  13,106                          $  13,258
1996                  $  15,182                          $  15,448
1997                  $  21,827                          $  23,483
1998                  $  24,336                          $  28,008
1999                  $  27,866                          $  33,651
2000                  $  28,481                          $  36,667
2001                  $  25,221                          $  31,413
2002                  $  19,776                          $  23,996
2003                  $  21,243                          $  26,549

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

     The Blue Chip Portfolio is designed to represent the large capitalization sector of the domestic equity market and remains substantially invested in approximately 50 such common stock issues at all times. Accordingly, the performance of this Portfolio will roughly parallel that of the Dow Jones Industrial Average (the "Dow") and the S&P 500.

     For the 12-month period ended July 31, 2003, the Portfolio returned 7.42%. It trailed the S&P 500 and the Dow, which returned 10.64% and 8.22%, respectively. However, the Portfolio's performance before expenses tracked relatively close with the Dow. In recent years, the Portfolio's performance has more closely tracked that of the Dow than that of the S&P 500 because it holds all thirty Dow stocks and is underweight in technology stocks relative to the S&P 500.

STATEMENTS OF ASSETS AND LIABILITIES
JULY 31, 2003

                                                                                    HIGH
                                                                VALUE GROWTH     GRADE BOND
                                                                 PORTFOLIO        PORTFOLIO
                                                               -------------   -------------
ASSETS

Investments in securities, at value (cost -- $69,657,357;
  $18,520,974; $13,267,430; $37,904,241; $4,761,232; and
  $44,286,409, respectively)                                   $  67,593,232   $  18,742,090
Cash                                                                  73,396          18,494
Receivables:
  Accrued dividends and interest                                     106,369         194,249
  EquiTrust Investment Management Services, Inc.                          --              --
Prepaid expense and other assets                                         913             289
                                                               -------------   -------------
Total Assets                                                   $  67,773,910   $  18,955,122
                                                               =============   =============
LIABILITIES AND NET ASSETS

Liabilities:
  Payable to EquiTrust Investment Management
    Services, Inc.                                             $      27,227   $       6,404
  Portfolio securities purchased                                      49,104       1,373,622
  Accrued expenses                                                    19,273           7,741
                                                               -------------   -------------
Total Liabilities                                                     95,604       1,387,767
Net assets applicable to outstanding capital stock                67,678,306      17,567,355
                                                               -------------   -------------
Total Liabilities and Net Assets                               $  67,773,910   $  18,955,122
                                                               =============   =============
NET ASSET VALUE PER SHARE

Class B: Net Assets                                            $  63,473,074   $  13,138,110
    Shares issued and outstanding                                  6,243,059       1,256,546
    Net asset value per share                                  $       10.17   $       10.46
                                                               =============   =============
Class I: Net Assets                                            $   4,205,232   $   4,429,245
    Shares issued and outstanding                                    410,019         423,347
    Net asset value per share                                  $       10.26   $       10.46
                                                               =============   =============

SEE ACCOMPANYING NOTES.

                                                                 STRATEGIC
                                                                   YIELD          MANAGED       MONEY MARKET     BLUE CHIP
                                                                 PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                               -------------   -------------   -------------   -------------
ASSETS

Investments in securities, at value (cost -- $69,657,357;
  $18,520,974; $13,267,430; $37,904,241; $4,761,232; and
  $44,286,409, respectively)                                   $  13,090,666   $  40,906,491   $   4,761,232   $  54,291,147
Cash                                                                   2,787          82,339          14,926           7,547
Receivables:
  Accrued dividends and interest                                     185,400          80,655           1,351          78,300
  EquiTrust Investment Management Services, Inc.                          --              --             478              --
Prepaid expense and other assets                                         208             555              77             739
                                                               -------------   -------------   -------------   -------------
Total Assets                                                   $  13,279,061   $  41,070,040   $   4,778,064   $  54,377,733
                                                               =============   =============   =============   =============
LIABILITIES AND NET ASSETS

Liabilities:
  Payable to EquiTrust Investment Management
    Services, Inc.                                             $       5,402   $      19,834   $       1,252   $      26,571
  Portfolio securities purchased                                          --       1,834,861              --              --
  Accrued expenses                                                     8,358          11,982           5,115          15,456
                                                               -------------   -------------   -------------   -------------
Total Liabilities                                                     13,760       1,866,677           6,367          42,027
Net assets applicable to outstanding capital stock                13,265,301      39,203,363       4,771,697      54,335,706
                                                               -------------   -------------   -------------   -------------
Total Liabilities and Net Assets                               $  13,279,061   $  41,070,040   $   4,778,064   $  54,377,733
                                                               =============   =============   =============   =============
NET ASSET VALUE PER SHARE

Class B: Net Assets                                            $  10,529,592   $  34,539,601   $   2,977,563   $  44,919,001
    Shares issued and outstanding                                  1,132,584       2,763,508       2,977,563       1,304,193
    Net asset value per share                                  $        9.30   $       12.50   $        1.00   $       34.44
                                                               =============   =============   =============   =============
Class I: Net Assets                                            $   2,735,709   $   4,663,762   $   1,794,134   $   9,416,705
    Shares issued and outstanding                                    294,436         372,300       1,794,134         271,749
    Net asset value per share                                  $        9.29   $       12.53   $        1.00   $       34.65
                                                               =============   =============   =============   =============

STATEMENTS OF OPERATIONS
YEAR ENDED JULY 31, 2003

                                                                                    HIGH
                                                                VALUE GROWTH     GRADE BOND
                                                                 PORTFOLIO        PORTFOLIO
                                                               -------------   -------------
INVESTMENT INCOME
Dividends                                                      $   1,197,043   $      59,203
Interest                                                              93,196         874,616
Less foreign tax withholding                                          (6,047)             --
                                                               -------------   -------------
Total Investment Income                                            1,284,192         933,819
EXPENSES
Paid to EquiTrust Investment Management Services, Inc.:
  Investment advisory and management fees                            310,113          69,699
  Transfer and dividend disbursing agent fees                        168,660          37,505
  Distribution fees                                                  289,304          67,920
  Administrative service fees                                        144,652          33,960
  Accounting fees                                                     30,000           8,713
Custodian fees                                                        16,218          12,938
Professional fees                                                     41,090          14,414
Directors' fees and expenses                                           6,022           1,645
Reports to shareholders                                               30,398           8,971
Registration fees                                                      9,252           9,501
Proxy expense                                                         11,013           1,592
Miscellaneous                                                          6,053           1,253
                                                               -------------   -------------
Total Expenses                                                     1,062,775         268,111
Waiver of fees                                                            --          (1,935)
Expense reimbursement                                                     --              --
Fees paid indirectly                                                  (1,200)           (691)
                                                               -------------   -------------
Net Expenses                                                       1,061,575         265,485
                                                               -------------   -------------
Net Investment Income                                                222,617         668,334
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions                183,842          55,151
Change in unrealized appreciation/depreciation of
  investments                                                      7,612,171         (68,327)
                                                               -------------   -------------
Net Gain (Loss) on Investments                                     7,796,013         (13,176)
                                                               -------------   -------------
Net Increase in Net Assets Resulting from Operations           $   8,018,630   $     655,158
                                                               =============   =============

SEE ACCOMPANYING NOTES.

                                                                 STRATEGIC
                                                                   YIELD          MANAGED       MONEY MARKET     BLUE CHIP
                                                                 PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                               -------------   -------------   -------------   -------------
INVESTMENT INCOME
Dividends                                                      $      79,005   $     923,210   $          --   $     962,618
Interest                                                           1,010,579         352,967          65,240          41,393
Less foreign tax withholding                                              --          (4,349)             --              --
                                                               -------------   -------------   -------------   -------------
Total Investment Income                                            1,089,584       1,271,828          65,240       1,004,011
EXPENSES
Paid to EquiTrust Investment Management Services, Inc.:
  Investment advisory and management fees                             72,026         217,798          12,096         120,877
  Transfer and dividend disbursing agent fees                         37,112         112,847           7,453         161,419
  Distribution fees                                                   53,318         161,568          15,419         204,574
  Administrative service fees                                         26,659          80,784           7,710         102,287
  Accounting fees                                                      6,548          18,150           2,419          24,175
Custodian fees                                                        11,705          14,273           7,921          16,591
Professional fees                                                     13,323          24,813           8,847          30,029
Directors' fees and expenses                                           1,249           3,480             467           4,642
Reports to shareholders                                                6,510          17,972           2,489          24,011
Registration fees                                                      6,448           9,312           5,407          17,446
Proxy expense                                                          1,770           6,025             312          10,550
Miscellaneous                                                            957           3,580             315           4,505
                                                               -------------   -------------   -------------   -------------
Total Expenses                                                       237,625         670,602          70,855         721,106
Waiver of fees                                                            --          (1,275)        (25,571)         (6,140)
Expense reimbursement                                                   (291)             --              --              --
Fees paid indirectly                                                    (582)           (945)           (504)         (1,012)
                                                               -------------   -------------   -------------   -------------
Net Expenses                                                         236,752         668,382          44,780         713,954
                                                               -------------   -------------   -------------   -------------
Net Investment Income                                                852,832         603,446          20,460         290,057
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions               (195,990)        830,651              --      (2,860,328)
Change in unrealized appreciation/depreciation of
  investments                                                          7,635       3,039,725              --       6,384,813
                                                               -------------   -------------   -------------   -------------
Net Gain (Loss) on Investments                                      (188,355)      3,870,376              --       3,524,485
                                                               -------------   -------------   -------------   -------------
Net Increase in Net Assets Resulting from Operations           $     664,477   $   4,473,822   $      20,460   $   3,814,542
                                                               =============   =============   =============   =============

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       VALUE GROWTH
                                                                         PORTFOLIO
                                                               -----------------------------
                                                                     YEAR ENDED JULY 31,
                                                               -----------------------------
                                                                    2003            2002
                                                               -------------   -------------
OPERATIONS
Net investment income                                          $     222,617   $     330,814
Net realized gain (loss) from investment transactions                183,842       3,570,559
Change in unrealized appreciation/depreciation of
  investments                                                      7,612,171     (12,460,674)
                                                               -------------   -------------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                                       8,018,630      (8,559,301)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
  Class B                                                           (122,550)       (441,791)
  Class I                                                            (38,030)        (80,515)
Net realized gain from investment transactions:
  Class B                                                                 --              --
  Class I                                                                 --              --
Return of Capital Distributions:
  Class B                                                                 --              --
  Class I                                                                 --              --
                                                               -------------   -------------
Total Dividends and Distributions                                   (160,580)       (522,306)
CAPITAL SHARE TRANSACTIONS                                        (3,262,511)     (1,868,901)
                                                               -------------   -------------
Total Increase (Decrease) in Net Assets                            4,595,539     (10,950,508)
NET ASSETS
Beginning of year                                                 63,082,767      74,033,275
                                                               -------------   -------------
End of year (including accumulated undistributed net
  investment income as set forth below)                        $  67,678,306   $  63,082,767
                                                               =============   =============
Accumulated Undistributed Net Investment Income                $     222,271   $     160,234
                                                               =============   =============

SEE ACCOMPANYING NOTES.

                                                                            HIGH                         STRATEGIC
                                                                         GRADE BOND                        YIELD
                                                                          PORTFOLIO                      PORTFOLIO
                                                               -----------------------------   -----------------------------
                                                                     YEAR ENDED JULY 31,             YEAR ENDED JULY 31,
                                                               -----------------------------   -----------------------------
                                                                    2003            2002            2003            2002
                                                               -------------   -------------   -------------   -------------
OPERATIONS
Net investment income                                          $     668,334   $     705,255   $     852,832   $     791,484
Net realized gain (loss) from investment transactions                 55,151          27,446        (195,990)       (771,318)
Change in unrealized appreciation/depreciation of
  investments                                                        (68,327)        179,661           7,635         617,115
                                                               -------------   -------------   -------------   -------------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                                         655,158         912,362         664,477         637,281
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
  Class B                                                           (494,549)       (592,715)       (675,387)       (648,813)
  Class I                                                           (173,785)       (112,540)       (177,445)       (142,671)
Net realized gain from investment transactions:
  Class B                                                            (22,835)        (22,348)             --              --
  Class I                                                             (4,599)         (3,654)             --              --
Return of Capital Distributions:
  Class B                                                                 --              --              --              --
  Class I                                                                 --              --              --              --
                                                               -------------   -------------   -------------   -------------
Total Dividends and Distributions                                   (695,768)       (731,257)       (852,832)       (791,484)
CAPITAL SHARE TRANSACTIONS                                         1,773,778       1,687,780         771,492         696,045
                                                               -------------   -------------   -------------   -------------
Total Increase (Decrease) in Net Assets                            1,733,168       1,868,885         583,137         541,842
NET ASSETS
Beginning of year                                                 15,834,187      13,965,302      12,682,164      12,140,322
                                                               -------------   -------------   -------------   -------------
End of year (including accumulated undistributed net
  investment income as set forth below)                        $  17,567,355   $  15,834,187   $  13,265,301   $  12,682,164
                                                               =============   =============   =============   =============
Accumulated Undistributed Net Investment Income                $          --   $          --   $          --   $          --
                                                               =============   =============   =============   =============

                                                                          MANAGED
                                                                         PORTFOLIO
                                                               -----------------------------
                                                                     YEAR ENDED JULY 31,
                                                               -----------------------------
                                                                    2003            2002
                                                               -------------   -------------
OPERATIONS
Net investment income                                          $     603,446   $     724,920
Net realized gain (loss) from investment transactions                830,651         759,402
Change in unrealized appreciation/depreciation of
  investments                                                      3,039,725      (4,530,817)
                                                               -------------   -------------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                                       4,473,822      (3,046,495)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
  Class B                                                           (500,589)       (626,580)
  Class I                                                           (102,634)        (99,387)
Net realized gain from investment transactions:
  Class B                                                                 --              --
  Class I                                                                 --              --
Return of Capital Distributions:
  Class B                                                                 --          (9,502)
  Class I                                                                 --          (1,009)
                                                               -------------   -------------
Total Dividends and Distributions                                   (603,223)       (736,478)
CAPITAL SHARE TRANSACTIONS                                            37,632        (313,071)
                                                               -------------   -------------
Total Increase (Decrease) in Net Assets                            3,908,231      (4,096,044)
NET ASSETS
Beginning of year                                                 35,295,132      39,391,176
                                                               -------------   -------------
End of year (including accumulated undistributed net
  investment income as set forth below)                        $  39,203,363   $  35,295,132
                                                               =============   =============
Accumulated Undistributed Net Investment Income                $         223   $          --
                                                               =============   =============

SEE ACCOMPANYING NOTES.

                                                                       MONEY MARKET                      BLUE CHIP
                                                                         PORTFOLIO                       PORTFOLIO
                                                               -----------------------------   -----------------------------
                                                                     YEAR ENDED JULY 31,             YEAR ENDED JULY 31,
                                                               -----------------------------   -----------------------------
                                                                    2003            2002            2003            2002
                                                               -------------   -------------   -------------   -------------
OPERATIONS
Net investment income                                          $      20,460   $      38,275   $     290,057   $     165,007
Net realized gain (loss) from investment transactions                     --              --      (2,860,328)     (1,036,459)
Change in unrealized appreciation/depreciation of
  investments                                                             --              --       6,384,813     (11,806,911)
                                                               -------------   -------------   -------------   -------------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                                          20,460          38,275       3,814,542     (12,678,363)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
  Class B                                                             (6,651)        (23,248)       (121,092)        (56,181)
  Class I                                                            (13,809)        (15,027)        (70,120)        (60,600)
Net realized gain from investment transactions:
  Class B                                                                 --              --              --              --
  Class I                                                                 --              --              --              --
Return of Capital Distributions:
  Class B                                                                 --              --              --              --
  Class I                                                                 --              --              --              --
                                                               -------------   -------------   -------------   -------------
Total Dividends and Distributions                                    (20,460)        (38,275)       (191,212)       (116,781)
CAPITAL SHARE TRANSACTIONS                                           462,370        (288,054)      4,176,346       1,021,661
                                                               -------------   -------------   -------------   -------------
Total Increase (Decrease) in Net Assets                              462,370        (288,054)      7,799,676     (11,773,483)
NET ASSETS
Beginning of year                                                  4,309,327       4,597,381      46,536,030      58,309,513
                                                               -------------   -------------   -------------   -------------
End of year (including accumulated undistributed net
  investment income as set forth below)                        $   4,771,697   $   4,309,327   $  54,335,706   $  46,536,030
                                                               =============   =============   =============   =============
Accumulated Undistributed Net Investment Income                $          --   $          --   $     177,369   $      78,524
                                                               =============   =============   =============   =============

SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO
JULY 31, 2003

                                                                   SHARES
                                                                    HELD               VALUE
                                                               --------------      --------------
COMMON STOCKS (92.21%)

   BUSINESS SERVICES (3.43%)
   AOL Time Warner, Inc.                                               15,100(1)   $      232,994
   Computer Associates International, Inc.                             22,345             568,680
   Compuware Corp.                                                     29,950(1)          154,243
   Microsoft Corp.                                                     24,800             654,720
   Oracle Corp.                                                        17,300(1)          207,600
   Symantec Corp.                                                      10,800(1)          505,116
                                                                                   --------------
                                                                                        2,323,353
   CHEMICALS AND ALLIED PRODUCTS (8.75%)
   Abbott Laboratories                                                 12,450             488,663
   Bristol-Myers Squibb Co.                                            19,580             512,996
   E.I. du Pont de Nemours & Co.                                        8,200             360,308
   GlaxoSmithKline plc                                                  7,675             294,029
   IVAX Corp.                                                          23,500(1)          403,025
   Johnson & Johnson                                                    8,000             414,320
   KV Pharmaceutical Co.-Class A                                       16,500(1)          468,930
   Lyondell Chemical Co.                                               11,900             178,143
   Merck & Co., Inc.                                                   10,190             563,303
   Mylan Laboratories, Inc.                                            19,200             648,384
   Olin Corp.                                                           9,600             179,328
   Pfizer, Inc.                                                        28,936             965,305
   Wyeth                                                                9,830             448,051
                                                                                   --------------
                                                                                        5,924,785
   COMMUNICATIONS (2.41%)
   ADC Telecommunications, Inc.                                        74,300(1)          161,974
   Centurytel, Inc.                                                    26,980             925,144
   Comcast Corp.-Class A                                                6,470(1)          196,171
   SBC Communications, Inc.                                            15,000             350,400
                                                                                   --------------
                                                                                        1,633,689
   DEPOSITORY INSTITUTIONS (7.19%)
   Associated Banc-Corp.                                               16,281             611,840
   Astoria Financial Corp.                                             10,100             284,214
   Citigroup, Inc.                                                     11,570             518,336
   Community Bank Systems, Inc.                                         6,380             269,236
   FleetBoston Financial Corp.                                         28,330             880,780

                                                                   SHARES
                                                                    HELD               VALUE
                                                               --------------      --------------
   U. S. Bancorp                                                       54,909      $    1,346,368
   Wachovia Corp.                                                      11,922             520,872
   Wilmington Trust Corp.                                              13,700             434,975
                                                                                   --------------
                                                                                        4,866,621
   EATING & DRINKING PLACES (0.51%)
   Wendy's International, Inc.                                         11,700             343,863

   ELECTRIC, GAS AND SANITARY SERVICES (6.67%)
   Alliant Energy Corp.                                                13,505             274,286
   Atmos Energy Corp.                                                  31,488             767,363
   Black Hills Corp.                                                   13,960             428,432
   Laclede Group, Inc.                                                 18,782             512,749
   Nisource, Inc.                                                      33,600             648,480
   Northwest Natural Gas Co.                                           30,100             856,947
   Puget Energy, Inc.                                                  21,880             478,516
   Xcel Energy, Inc.                                                   37,665             545,389
                                                                                   --------------
                                                                                        4,512,162
   ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT (2.38%)
   Acuity Brands, Inc.                                                 37,400             678,810
   Adaptec, Inc.                                                       41,850(1)          283,324
   ECI Telecom, Ltd.                                                   20,000(1)           63,200
   Electronic Data Systems Corp.                                        8,755             194,974
   Intel Corp.                                                         15,600             389,220
                                                                                   --------------
                                                                                        1,609,528
   ENGINEERING & MANAGEMENT SERVICES (0.36%)
   Affymetrix, Inc.                                                     5,800(1)          139,200
   Monsanto Co.                                                         4,604             105,892
                                                                                   --------------
                                                                                          245,092
   FABRICATED METAL PRODUCTS (1.17%)
   Cooper Industries, Ltd.                                             10,379             460,101
   Shaw Group, Inc.                                                    16,300(1)          138,713
   Stanley Works (The)                                                  6,900             195,477
                                                                                   --------------
                                                                                          794,291
   FOOD AND KINDRED PRODUCTS (6.75%)
   ConAgra Foods, Inc.                                                 69,867           1,574,103
   Dean Foods Co.                                                      32,277(1)          966,051

                                                                   SHARES
                                                                    HELD               VALUE
                                                               --------------      --------------
   Sara Lee Corp.                                                      35,000      $      654,150
   Sensient Technologies Corp.                                         64,311           1,374,326
                                                                                   --------------
                                                                                        4,568,630
   FOOD STORES (3.67%)
   7-Eleven, Inc.                                                      83,620(1)          952,432
   Casey's General Stores, Inc                                         46,558             713,269
   Kroger Co.                                                          16,650(1)          282,217
   Safeway, Inc.                                                       25,035(1)          534,497
                                                                                   --------------
                                                                                        2,482,415
   GENERAL MERCHANDISE STORES (1.41%)
   Federated Department Stores, Inc.                                   14,965             598,750
   Target Corp.                                                         9,200             352,544
                                                                                   --------------
                                                                                          951,294
   HEALTH SERVICES (5.83%)
   Laboratory Corp. of America Holdings                                23,100(1)          733,887
   Province Healthcare Co.                                             45,200(1)          605,680
   Schering-Plough Corp.                                               31,650             537,417
   Select Medical Corp.                                                27,800(1)          781,180
   Taro Pharmaceutical Industries, Ltd.                                 9,750(1)          532,058
   Universal Health Services, Inc.-Class B                             14,725(1)          754,656
                                                                                   --------------
                                                                                        3,944,878
   HOLDING AND OTHER INVESTMENT OFFICES (4.08%)
   Highwoods Properties, Inc.                                          29,150             674,531
   MBIA, Inc.                                                          28,500           1,442,670
   Reckson Assoc. Realty Corp.-Class A                                 14,825             321,851
   Reckson Assoc. Realty Corp.-Class B                                 14,825             322,592
                                                                                   --------------
                                                                                        2,761,644
   INDUSTRIAL MACHINERY AND EQUIPMENT (2.97%)
   Cisco Systems, Inc.                                                 11,100(1)          216,672
   EMC Corp.                                                           32,700(1)          347,928
   Hewlett-Packard Co.                                                 10,700             226,519
   Ingersoll-Rand Co. Ltd.-Class A                                     20,000           1,084,800
   Solectron Corp.                                                     26,600(1)          135,926
                                                                                   --------------
                                                                                        2,011,845
   INSTRUMENTS AND RELATED PRODUCTS (4.67%)
   Agilent Technologies, Inc.                                          12,000(1)          260,760
   Becton Dickinson & Co.                                              40,000           1,465,200

                                                                   SHARES
                                                                    HELD               VALUE
                                                               --------------      --------------
   JDS Uniphase Corp.                                                  21,600(1)   $       65,016
   Pall Corp.                                                          51,270           1,157,164
   Perkinelmer, Inc.                                                   13,800             205,068
                                                                                   --------------
                                                                                        3,153,208
   INSURANCE CARRIERS (3.03%)
   Allstate Corp.                                                      28,300           1,076,249
   American International Group, Inc.                                   9,800             629,160
   Protective Life Corp.                                               11,000             320,540
   Travelers Property Casualty Corp.-Class A                              499               8,084
   Travelers Property Casualty Corp.-Class B                            1,027              16,575
                                                                                   --------------
                                                                                        2,050,608
   METAL MINING (0.96%)
   Barrick Gold Corp.                                                  38,000             650,560

   MISCELLANEOUS MANUFACTURING INDUSTRIES (1.01%)
   Emerson Electric Co.                                                 5,500             295,350
   Hasbro, Inc.                                                        20,600             388,310
                                                                                   --------------
                                                                                          683,660
   NONDEPOSITORY INSTITUTIONS (0.87%)
   Federal Home Loan Mortgage Corp.                                    12,000             586,200

   OIL AND GAS EXTRACTION (4.74%)
   Burlington Resources, Inc.                                          20,000             923,400
   EOG Resources, Inc.                                                  7,300             283,094
   Occidental Petroleum Co.                                            18,400             601,496
   Offshore Logistics, Inc.                                            33,550(1)          712,938
   Rowan Companies, Inc.                                               21,100(1)          463,145
   Veritas DGC, Inc.                                                   22,900(1)          224,878
                                                                                   --------------
                                                                                        3,208,951
   PAPER AND ALLIED PRODUCTS (1.96%)
   Abitibi Consolidated, Inc.                                         143,400             995,196
   Sonoco Products Co.                                                 14,600             332,880
                                                                                   --------------
                                                                                        1,328,076
   PETROLEUM AND COAL PRODUCTS (4.41%)
   BP Amoco                                                             7,500             311,625
   ChevronTexaco Corp.                                                 10,000             721,100

                                                                   SHARES
                                                                    HELD               VALUE
                                                               --------------      --------------
   ConocoPhillips                                                      25,166      $    1,317,188
   Marathon Oil Corp.                                                  24,700             635,778
                                                                                   --------------
                                                                                        2,985,691
   PRIMARY METAL INDUSTRIES (1.11%)
   Northwest Pipe Co.                                                  51,100(1)          748,666

   PRINTING AND PUBLISHING (2.90%)
   Belo Corp.                                                          51,500           1,149,995
   Mail-Well, Inc.                                                    147,000(1)          439,530
   R.R. Donnelley & Sons Co.                                           14,000             370,440
                                                                                   --------------
                                                                                        1,959,965
   TOBACCO PRODUCTS (1.49%)
   Altria Group, Inc.                                                  25,200           1,008,252

   TRANSPORTATION - BY AIR (1.56%)
   Petroleum Helicopters, Inc. (Non-Voting)                            33,400(1)        1,057,110

   TRANSPORTATION EQUIPMENT (3.52%)
   Genuine Parts Co.                                                    6,600             204,204
   Honeywell International, Inc.                                       29,800             842,744
   ITT Industries, Inc.                                                 9,200             613,640
   SPX Corp.                                                           15,356(1)          723,114
                                                                                   --------------
                                                                                        2,383,702
   WHOLESALE - DURABLE GOODS (0.53%)
   Apogent Technologies, Inc.                                          16,200(1)          360,126

   MISCELLANEOUS EQUITIES (1.87%)
   H & Q Life Sciences Investors                                       27,904             438,093
   NASDAQ-100 Trust                                                    26,100(1)          829,458
                                                                                   --------------
                                                                                        1,267,551
                                                                                   --------------
Total Common Stocks                                                                    62,406,416

                                                                   SHARES
                                                                    HELD               VALUE
                                                               --------------      --------------
SHORT-TERM INVESTMENTS (7.66%)

   MONEY MARKET MUTUAL FUND (0.87%)
   Blackrock Provident Institutional Funds, T-Fund Portfolio          587,152      $      587,152

                                                                 PRINCIPAL
                                                                   AMOUNT
                                                               --------------
   COMMERCIAL PAPER (4.43%)
   DEPOSITORY INSTITUTIONS (2.07%)
   Wells Fargo Corp., 1.04%, due 08/05/03                      $      900,000             900,000
   Wells Fargo Corp., 1.02%, due 08/14/03                             500,000             500,000
                                                                                   --------------
                                                                                        1,400,000
   NONDEPOSITORY INSTITUTIONS (2.36%)
   American General Finance Corp., 1.02%, due 08/14/03                800,000             800,000
   General Electric Capital Corp., 1.04%, due 08/19/03                800,000             800,000
                                                                                   --------------
                                                                                        1,600,000
                                                                                   --------------
Total Commercial Paper                                                                  3,000,000

   UNITED STATES GOVERNMENT AGENCIES (2.36%)
   Federal National Mortgage Assoc., due 08/07/03                     900,000             899,855
   Federal National Mortgage Assoc., due 08/11/03                     700,000             699,809
                                                                                   --------------
                                                                                        1,599,664
                                                                                   --------------
Total Short-Term Investments                                                            5,186,816
                                                                                   --------------
Total Investments (99.87%)                                                             67,593,232

OTHER ASSETS LESS LIABILITIES (0.13%)

   Cash, receivables, prepaid expense and other assets, less
     liabilities                                                                           85,074
                                                                                   --------------
Total Net Assets (100.00%)                                                         $   67,678,306
                                                                                   ==============

(1) Non-income producing securities.

SEE ACCOMPANYING NOTES.

HIGH GRADE BOND PORTFOLIO
JULY 31, 2003

                                                                   SHARES
                                                                    HELD               VALUE
                                                               --------------      --------------
PREFERRED STOCKS (2.48%)

   HOLDING AND OTHER INVESTMENT OFFICES
   New Plan Excel Realty Trust-Series D, 7.80%                          9,000      $      435,094

                                                                 PRINCIPAL
                                                                   AMOUNT
                                                               --------------
CORPORATE BONDS (42.06%)

   ELECTRIC, GAS AND SANITARY SERVICES (12.45%)
   Maritime & NE Pipeline, 144A, 7.70%, due 11/30/19           $      600,000             681,816
   Oglethorpe Power (OPC Scherer), 6.974%, due 06/30/11               527,000             563,295
   PacifiCorp, 6.90%, due 11/15/11                                    500,000             559,735
   Virginia Electric & Power-Series A, 6.70% due 06/30/09             343,125             381,000
                                                                                   --------------
                                                                                        2,185,846
   FOOD STORES (0.85%)
   Ahold Finance USA, Inc., 8.25%, due 07/15/10                       150,000             149,250

   GENERAL MERCHANDISE STORES (2.17%)
   J.C. Penney & Co., 8.25%, due 08/15/22                             400,000             382,000

   HOLDING AND OTHER INVESTMENT OFFICES (6.01%)
   Meditrust, 7.60%, due 09/13/05                                     350,000             361,813
   Security Capital Pacific, 7.20%, due 03/01/13                      225,000             242,320
   Washington REIT, 6.898%, due 02/15/18                              450,000             451,278
                                                                                   --------------
                                                                                        1,055,411
   INSURANCE CARRIERS (2.08%)
   SunAmerica, Inc., 8.125%, due 04/28/23                             300,000             366,118

   OIL AND GAS EXTRACTION (1.42%)
   Burlington Resources, Inc., 9.125%, due 10/01/21                   200,000             249,788

   TEXTILE MILL PRODUCTS (2.83%)
   Unifi, 6.50%, due 02/01/08                                         550,000             497,750

                                                                 PRINCIPAL
                                                                   AMOUNT              VALUE
                                                               --------------      --------------
   TOBACCO PRODUCTS (4.83%)
   UST, Inc., 7.25%, due 06/01/09                              $      750,000      $      848,385

   TRANSPORTATION - BY AIR (8.28%)
   Continental Airlines, Inc., 6.545%, due 08/02/20                   609,736             577,724
   Northwest Airlines, 7.575%, due 03/01/19                           628,476             633,190
   US Air, Inc., 8.36%, due 01/20/19                                  261,389             243,746
                                                                                   --------------
                                                                                        1,454,660
   TRANSPORTATION EQUIPMENT (1.14%)
   Ford Motor Co., 9.215%, due 09/15/21                               200,000             199,430
                                                                                   --------------
Total Corporate Bonds                                                                   7,388,638

ASSET-BACKED SECURITIES (0.01%)

   Federal Home Loan Mortgage Corp., 10.15%, due 04/15/06               1,682               1,688

MORTGAGE-BACKED SECURITIES (50.74%)

   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
   Pool # 1512, 7.50%, due 12/20/23                                   153,809             163,426
   Pool # 2588, 5.50%, due 05/01/28                                   247,496             246,124
   Pool # 2631, 7.00%, due 08/01/28                                   114,617             119,840
   Pool # 2658, 6.50%, due 10/01/28                                   267,121             275,324
   Pool # 2698, 5.50%, due 01/20/29                                   226,686             225,325
   Pool # 2701, 6.50%, due 01/20/29                                   276,836             285,261
   Pool # 2796, 7.00%, due 08/01/29                                   132,662             138,672
   Pool # 3039, 6.50%, due 02/01/31                                    45,112              46,457
   Pool # 3188, 6.50%, due 02/20/32                                   483,514             498,344
   Pool # 3239, 6.50%, due 05/01/32                                   321,284             331,138
   Pool # 3261, 6.50%, due 07/20/32                                   307,865             317,307
   Pool # 3320, 5.50%, due 12/01/32                                 1,371,679           1,360,660
   Pool # 3333, 5.50%, due 01/01/33                                   911,862(2)          904,424
   Pool # 3375, 5.50%, due 04/01/33                                   277,270             275,008
   Pool # 3390, 5.50%, due 05/01/33                                 1,257,578(2)        1,247,320
   Pool # 3403, 5.50%, due 06/01/33                                 1,405,209           1,393,747
   Pool # 7115, 5.00%, due 10/01/33                                 1,000,000(1)          946,562
   Pool # 22630, 6.50%, due 08/01/28                                  130,679             134,692
   Pool # 144332, 9.00%, due 07/15/16                                   3,287               3,666
                                                                                   --------------
                                                                                        8,913,297

                                                                 PRINCIPAL
                                                                   AMOUNT              VALUE
                                                               --------------      --------------
SHORT-TERM INVESTMENTS (11.40%)

   COMMERCIAL PAPER (4.27%)
   NONDEPOSITORY INSTITUTIONS
   American General Finance Corp., 1.02%, due 08/07/03         $      450,000      $      450,000
   General Electric Capital Corp., 1.02%, due 08/04/03                300,000             300,000
                                                                                   --------------
                                                                                          750,000
   UNITED STATES GOVERNMENT AGENCIES (5.40%)
   Federal National Mortgage Assoc., due 08/22/03                     300,000             299,826
   Federal National Mortgage Assoc., due 10/22/03                     650,000             648,475
                                                                                   --------------
                                                                                          948,301

                                                                   SHARES
                                                                    HELD
                                                               --------------
   MONEY MARKET MUTUAL FUND (1.73%)
   Blackrock Provident Institutional Funds, T-Fund Portfolio          305,072             305,072
                                                                                   --------------
Total Short-Term Investments                                                            2,003,373
                                                                                   --------------
Total Investments (106.69%)                                                            18,742,090

OTHER ASSETS LESS LIABILITIES (-6.69%)
   Cash, receivables, prepaid expense and other assets, less
     liabilities                                                                       (1,174,735)
                                                                                   --------------
Total Net Assets (100.00%)                                                         $   17,567,355
                                                                                   ==============

(1) Firm commitment to purchase on October 22, 2003.

(2) Trade restricted and held in a segregated account to cover firm commitment.

SEE ACCOMPANYING NOTES.

STRATEGIC YIELD PORTFOLIO
JULY 31, 2003

                                                                   SHARES
                                                                    HELD               VALUE
                                                               --------------      --------------
PREFERRED STOCKS (7.08%)

   HOLDING AND OTHER INVESTMENT OFFICES (2.55%)
   New Plan Excel Realty Trust - Series D, 7.80%                        7,000      $      338,407

   METAL MINING (4.53%)
   Cameco Corp., 8.75%, due 09/30/47                                   24,000             601,440
                                                                                   --------------
Total Preferred Stocks                                                                    939,847

                                                                 PRINCIPAL
                                                                   AMOUNT
                                                               --------------
CORPORATE BONDS (79.70%)

   CHEMICALS AND ALLIED PRODUCTS (7.67%)
   Lyondell Chemical Co., 9.625%, due 05/01/07                 $      600,000             585,000
   Nova Chemicals, Ltd., 7.875%, due 09/15/25                         200,000             182,920
   Polyone Corp., 8.875%, due 05/01/12                                300,000             249,000
                                                                                   --------------
                                                                                        1,016,920
   ELECTRIC, GAS AND SANITARY SERVICES (24.88%)
   Alliant Energy Resources, Inc., 9.75%, due 01/15/13                500,000             619,470
   Allied Waste North America, 10.00%, due 08/01/09                   500,000             532,500
   Cleveland Electric Illuminating Co., 9.00%, due 07/01/23           500,000             485,835
   ESI Tractebel, 7.99%, due 12/30/11                                 433,000             430,835
   Northwestern Corp., 8.75%, due 03/15/12                            500,000             371,250
   Semco Energy, Inc., 144A, 7.125%, due 05/15/08                     600,000             609,000
   Waterford 3 Nuclear Power Plant, 8.09%, due 01/02/17               243,686             250,928
                                                                                   --------------
                                                                                        3,299,818
   FOOD STORES (0.15%)
   Penn Traffic Co., 11.00%, due 06/29/09                              47,850              19,379

   GENERAL MERCHANDISE STORES (0.27%)
   DR Structured Finance, 8.35%, due 02/15/04                          99,733              35,405

   HOLDING AND OTHER INVESTMENT OFFICES (13.95%)
   Bradley Operating, L.P., 7.20%, due 01/15/08                       500,000             483,580
   Federal Realty Investment Trust, 7.48%, due 08/15/26               600,000             653,996

                                                                 PRINCIPAL
                                                                   AMOUNT              VALUE
                                                               --------------      --------------
   iStar Financial Inc., 7.00%, due 03/15/08                   $      200,000      $      203,500
   Price Development Company, 7.29%, due 03/11/08                     250,000             254,120
   Trinet Corp. Realty, 6.75%, due 03/01/13                           260,000             255,484
                                                                                   --------------
                                                                                        1,850,680
   INDUSTRIAL MACHINERY AND EQUIPMENT (4.55%)
   AGCO Corp., 8.5%, due 03/15/06                                     600,000             604,500

   LUMBER AND WOOD PRODUCTS (3.10%)
   Georgia-Pacific Corp., 9.875%, due 11/01/21                        330,000             318,450
   Georgia-Pacific Corp., 9.125%, due 07/01/22                        100,000              93,500
                                                                                   --------------
                                                                                          411,950
   METAL MINING (2.72%)
   Teck Cominco Ltd., 3.75%, due 07/15/06                             400,000             360,500

   PAPER AND ALLIED PRODUCTS (8.38%)
   Bowater Inc., 9.375%, due 12/15/21                                 400,000             405,980
   Potlatch Corp., 12.50%, due 12/01/09                               600,000             705,642
                                                                                   --------------
                                                                                        1,111,622
   TRANSPORTATION - BY AIR (8.83%)
   Continental Airlines, Inc., 7.461%, due 10/01/16                   375,943             343,518
   Northwest Airlines, 7.575%, due 03/01/19                           179,565             180,911
   United Airlines, 7.783%, due 01/01/14                              846,318             646,375
                                                                                   --------------
                                                                                        1,170,804
   TRANSPORTATION SERVICES (1.88%)
   Preston Corp., 7.00%, due 05/01/11                                 306,000             250,155

   WATER TRANSPORTATION (3.32%)
   Windsor Petroleum Transportation, 144A, 7.84%, due 01/15/21        500,000             441,005
                                                                                   --------------
Total Corporate Bonds                                                                  10,572,738

SHORT-TERM INVESTMENTS (11.90%)

   COMMERCIAL PAPER (5.28%)
   DEPOSITORY INSTITUTIONS (2.64%)
   Wells Fargo Corp., due 08/15/03                                    350,000            350,000

                                                                 PRINCIPAL
                                                                   AMOUNT              VALUE
                                                               --------------      --------------
   NONDEPOSITORY INSTITUTIONS (2.64%)
   American General Finance Corp., due 08/20/03                $      350,000      $      350,000
                                                                                   --------------
Total Commercial Paper                                                                    700,000

   UNITED STATES GOVERNMENT AGENCIES (4.33%)
   Federal Home Loan Bank, due 08/06/03                               275,000             274,964
   Federal Home Loan Bank, due 08/13/03                               300,000             299,903
                                                                                   --------------
                                                                                          574,867

                                                                   SHARES
                                                                    HELD
                                                               --------------
   MONEY MARKET MUTUAL FUND (2.29%)
   Blackrock Provident Institutional Funds, T-Fund Portfolio          303,214             303,214
                                                                                   --------------
Total Short-Term Investments                                                            1,578,081
                                                                                   --------------
Total Investments (98.68%)                                                             13,090,666

OTHER ASSETS LESS LIABILITIES (1.32%)

   Cash, receivables, prepaid expense and other assets, less
     liabilities                                                                          174,635
                                                                                   --------------
Total Net Assets (100.00%)                                                         $   13,265,301
                                                                                   ==============

SEE ACCOMPANYING NOTES.

MANAGED PORTFOLIO
JULY 31, 2003

                                                                   SHARES
                                                                    HELD               VALUE
                                                               --------------      --------------
COMMON STOCKS (67.66%)

   CHEMICALS AND ALLIED PRODUCTS (6.54%)
   Bristol-Myers Squibb Co.                                             9,000      $      235,800
   GlaxoSmithKline plc                                                  4,100             157,071
   IVAX Corp.                                                          12,400(1)          212,660
   Johnson & Johnson                                                    4,800             248,592
   KV Pharmaceutical Co.-Class A                                        4,700(1)          133,574
   Lyondell Chemical Co.                                               14,100             211,077
   Merck & Co., Inc.                                                    7,650             422,892
   Mylan Laboratories, Inc.                                            10,200             344,454
   Olin Corp.                                                          11,300             211,084
   Pfizer, Inc.                                                        11,580             386,309
                                                                                   --------------
                                                                                        2,563,513
   COMMUNICATIONS (1.35%)
   Centurytel, Inc.                                                    12,780             438,226
   Comcast Corp.-Class A                                                3,057(1)           92,688
                                                                                   --------------
                                                                                          530,914
   DEPOSITORY INSTITUTIONS (7.39%)
   Associated Banc Corp.                                               11,458             430,592
   Astoria Financial Corp.                                              6,700             188,538
   Community Bank Systems, Inc.                                         7,770             327,894
   FleetBoston Financial Corp.                                         14,905             463,396
   U. S. Bancorp                                                       38,835             952,234
   Wachovia Corp.                                                       6,234             272,364
   Wilmington Trust Corp.                                               8,200             260,350
                                                                                   --------------
                                                                                        2,895,368
   ELECTRIC, GAS AND SANITARY SERVICES (9.61%)
   Alliant Energy Corp.                                                14,870             302,010
   Atmos Energy Corp.                                                  33,248             810,254
   Black Hills Corp.                                                   11,200             343,728
   Laclede Group, Inc.                                                 10,946             298,826
   Nisource, Inc.                                                      19,600             378,280
   Northwest Natural Gas Co.                                           21,100             600,717
   Puget Energy, Inc.                                                  22,250             486,607
   Xcel Energy, Inc.                                                   37,665             545,389
                                                                                   --------------
                                                                                        3,765,811

                                                                   SHARES
                                                                    HELD               VALUE
                                                               --------------      --------------
   ELECTRONIC AND OTHER ELECTRIC EQUIPMENT (1.48%)
   Acuity Brands, Inc.                                                 25,900      $      470,085
   Electronic Data Systems Corp.                                        5,000             111,350
                                                                                   --------------
                                                                                          581,435
   ENGINEERING & MANAGEMENT SERVICES (0.10%)
   Monsanto Co.                                                         1,654              38,042

   FABRICATED METAL PRODUCTS (1.36%)
   Cooper Industries, Ltd.                                              6,762             299,759
   Stanley Works (The)                                                  8,300             235,139
                                                                                   --------------
                                                                                          534,898
   FOOD AND KINDRED PRODUCTS (5.85%)
   ConAgra Foods, Inc.                                                 35,332             796,030
   Dean Foods Co.                                                      14,359(1)          429,765
   Sara Lee Corp.                                                      15,000             280,350
   Sensient Technologies Corp.                                         36,819             786,822
                                                                                   --------------
                                                                                        2,292,967
   FOOD STORES (1.60%)
   7-Eleven, Inc.                                                      14,660(1)          166,978
   Kroger Co.                                                           9,500(1)          161,025
   Safeway, Inc.                                                       14,035(1)          299,647
                                                                                   --------------
                                                                                          627,650
   GENERAL MERCHANDISE STORES (0.79%)
   Federated Department Stores, Inc.                                    7,696             307,917

   HEALTH SERVICES (2.64%)
   Province Healthcare Co.                                             17,400(1)          233,160
   Schering-Plough Corp.                                                9,700             164,706
   Select Medical Corp.                                                 6,800(1)          191,080
   Taro Pharmaceutical Industries, Ltd.                                 4,155(1)          226,738
   Universal Health Services, Inc.-Class B                              4,320(1)          221,400
                                                                                   --------------
                                                                                        1,037,084
   HOLDING AND OTHER INVESTMENT OFFICES (3.23%)
   Highwoods Properties, Inc.                                          16,100             372,554

                                                                   SHARES
                                                                    HELD               VALUE
                                                               --------------      --------------
   MBIA, Inc.                                                           9,868      $      499,518
   Reckson Associates Realty Corp.-Class A                             18,140             393,819
                                                                                   --------------
                                                                                        1,265,891
   INDUSTRIAL MACHINERY & EQUIPMENT (1.41%)
   Hewlett-Packard Co.                                                  5,200             110,084
   Ingersoll-Rand Co. Ltd.-Class A                                      8,178             443,575
                                                                                   --------------
                                                                                          553,659
   INSTRUMENTS AND RELATED PRODUCTS (3.19%)
   Becton Dickinson & Co.                                              17,600             644,688
   Pall Corp.                                                          26,900             607,133
                                                                                   --------------
                                                                                        1,251,821
   INSURANCE CARRIERS (1.50%)
   Allstate Corp.                                                      12,900             490,587
   Protective Life                                                      3,400              99,076
                                                                                   --------------
                                                                                          589,663
   METAL MINING (1.34%)
   Barrick Gold Corp.                                                  30,800             527,296

   MISCELLANEOUS MANUFACTURING INDUSTRIES (0.27%)
   Emerson Electric Co.                                                 2,000             107,400

   OIL AND GAS EXTRACTION (4.07%)
   Burlington Resources, Inc.                                           4,100             189,297
   Occidental Petroleum Co.                                            16,100             526,309
   Offshore Logistics                                                  26,500(1)          563,125
   Rowan Companies, Inc.                                                9,000(1)          197,550
   Veritas DGC, Inc.                                                   12,100(1)          118,822
                                                                                   --------------
                                                                                        1,595,103
   PAPER AND ALLIED PRODUCTS (3.09%)
   Abitibi Consolidated, Inc.                                          99,700             691,918
   Glatfelter                                                          17,300             216,769
   Sonoco Products Co.                                                 13,200             300,960
                                                                                   --------------
                                                                                        1,209,647
   PETROLEUM AND COAL PRODUCTS (3.36%)
   BP Amoco                                                             4,400             182,820
   ConocoPhillips                                                      13,688             716,430

                                                                   SHARES
                                                                    HELD               VALUE
                                                               --------------      --------------
   Marathon Oil Corp.                                                  16,200      $      416,988
                                                                                   --------------
                                                                                        1,316,238
   PRIMARY METAL INDUSTRIES (0.11%)
   Wolverine Tube, Inc.                                                 8,250(1)           41,745

   PRINTING AND PUBLISHING (2.32%)
   Belo Corp.-Series A                                                 26,400             589,512
   R.R. Donnelley & Sons Co.                                           12,100             320,166
                                                                                   --------------
                                                                                          909,678
   TOBACCO PRODUCTS (1.37%)
   Altria Group, Inc.                                                  13,400             536,134

   TRANSPORTATION EQUIPMENT (3.43%)
   Genuine Parts Co.                                                    6,900             213,486
   Honeywell International, Inc.                                       16,100             455,308
   ITT Industries, Inc.                                                 4,470             298,149
   SPX Corp.                                                            8,034(1)          378,321
                                                                                   --------------
                                                                                        1,345,264
   WHOLESALE - DURABLE GOODS (0.26%)
   Apogent Technologies, Inc.                                           4,600(1)          102,258
                                                                                   --------------
Total Common Stocks                                                                    26,527,396

PREFERRED STOCKS (4.20%)

   DEPOSITORY INSTITUTIONS (1.30%)
   Taylor Capital Group, Inc.-Series A, 9.00%                          20,000             510,000

   PETROLEUM AND COAL PRODUCTS (2.90%)
   Nexen, Inc.-Series 1, 9.375%, due 03/31/48                          44,000           1,136,520
                                                                                   --------------
Total Preferred Stocks                                                                  1,646,520

                                                                  PRINCIPAL
                                                                   AMOUNT              VALUE
                                                               --------------      --------------
CORPORATE BONDS (5.14%)

   ELECTRIC, GAS AND SANITARY SERVICES (1.69%)
   Virginia Electric & Power-Series A, 6.70%, due 06/30/09     $      597,038      $      662,940

   METAL MINING
   Teck Cominco Ltd., 3.75%, due 07/15/06                           1,500,000           1,351,875
                                                                                   --------------
Total Corporate Bonds                                                                   2,014,815

MORTGAGE-BACKED SECURITIES (11.27%)

   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
   Pool # 2796, 7.00%, due 08/01/29                                   298,490(4)          312,013
   Pool # 3040, 7.00%, due 02/01/31                                   222,025(4)          231,944
   Pool # 3188, 6.50%, due 02/20/32                                   483,514(4)          498,344
   Pool # 3239, 6.50%, due 05/01/32                                   821,335(4)          846,527
   Pool # 3333, 5.50%, due 01/01/33                                   797,880(4)          791,372
   Pool # 7119, 5.50%, due 10/01/33                                   800,000(3)          787,250
   Pool # 7122, 5.00%, due 09/01/33                                 1,000,000(2)          950,937
                                                                                   --------------
Total Mortgage-Backed Securities                                                        4,418,387

SHORT-TERM INVESTMENTS (16.07%)

   COMMERCIAL PAPER (10.20%)
   DEPOSITORY INSTITUTIONS (4.85%)
   Citigroup, 1.01%, due 08/12/03                                   1,350,000           1,350,000
   Wells Fargo Corp., 1.03%, due 08/14/03                             550,000             550,000
                                                                                   --------------
                                                                                        1,900,000
   NONDEPOSITORY INSTITUTIONS (5.35%)
   American General Finance Corp., 1.01%, due 08/05/03              1,100,000           1,100,000
   General Electric Capital Corp., 1.03%, due 09/22/03              1,000,000           1,000,000
                                                                                   --------------
                                                                                        2,100,000
                                                                                   --------------
Total Commercial Paper                                                                  4,000,000

   UNITED STATES GOVERNMENT AGENCIES (3.82%)
   Federal National Mortgage Assoc., due 08/07/03                     500,000             499,919
   Federal National Mortgage Assoc., due 10/22/03                   1,000,000             997,688
                                                                                   --------------
                                                                                        1,497,607

                                                                   SHARES
                                                                    HELD               VALUE
                                                               --------------      --------------
   MONEY MARKET MUTUAL FUND (2.05%)
   Blackrock Provident Institutional Funds, T-Fund Portfolio          801,766      $      801,766
                                                                                   --------------
Total Short-Term Investments                                                            6,299,373
                                                                                   --------------
Total Investments (104.34%)                                                            40,906,491

OTHER ASSETS LESS LIABILITIES (-4.34%)

   Cash, receivables, prepaid expense and other assets, less
     liabilities                                                                       (1,703,128)
                                                                                   --------------
Total Net Assets (100.00%)                                                         $   39,203,363
                                                                                   ==============

(1) Non-income producing securities.

(2) Firm commitment to purchase on September 22, 2003.

(3) Firm commitment to purchase on October 22, 2003.

(4) Trade restricted and held in a segregated account to cover firm commitments.

SEE ACCOMPANYING NOTES.

MONEY MARKET PORTFOLIO
JULY 31, 2003

                                                          ANNUALIZED
                                                           YIELD ON
                                                           PURCHASE      PRINCIPAL
                                                             DATE         AMOUNT        VALUE
                                                          ----------    ----------   ------------
SHORT-TERM INVESTMENTS (99.78%)

  COMMERCIAL PAPER (21.59%)
  DEPOSITORY INSTITUTIONS (3.56%)
  Wells Fargo Corp., 1.02%, due 09/26/03                       1.022%   $  170,000   $    170,000

  INDUSTRIAL MACHINERY AND EQUIPMENT (4.19%)
  IBM Corp., 0.98%, due 08/04/03                               0.981       200,000        200,000

  NONDEPOSITORY INSTITUTIONS (8.91%)
  American General Finance Corp., 1.02%, due 09/29/03          1.023       200,000        200,000
  General Electric Capital Corp., 1.20%, due 08/15/03          1.204       225,000        225,000
                                                                                     ------------
                                                                                          425,000
  PETROLEUM AND COAL PRODUCTS (4.93%)
  ChevronTexaco Corp., 1.20%, due 08/01/03                     1.202       235,000        235,000
                                                                                     ------------
Total Commercial Paper                                                                  1,030,000

  UNITED STATES GOVERNMENT AGENCIES (78.19%)
  Federal Home Loan Bank, due 08/08/03                         0.965       200,000        199,963
  Federal Home Loan Bank, due 08/13/03                         0.984       150,000        149,952
  Federal Home Loan Bank, due 08/20/03                         1.128       250,000        249,853
  Federal Home Loan Bank, due 08/22/03                         0.994       225,000        224,871
  Federal Home Loan Bank, due 10/03/03                         0.960       150,000        149,752
  Federal Home Loan Bank, due 10/17/03                         1.036       300,000        299,345
  Federal Home Loan Mortgage Corp., due 08/18/03               0.984       150,000        149,931
  Federal Home Loan Mortgage Corp., due 08/29/03               0.975       200,000        199,851
  Federal Home Loan Mortgage Corp., due 09/02/03               1.057       200,000        199,815
  Federal Home Loan Mortgage Corp., due 09/04/03               0.965       250,000        249,776
  Federal Home Loan Mortgage Corp., due 09/18/03               1.046       150,000        149,794
  Federal Home Loan Mortgage Corp., due 10/16/03               1.016       140,000        139,704
  Federal National Mortgage Assoc., due 08/06/03               1.159       275,000        274,956
  Federal National Mortgage Assoc., due 08/11/03               0.994       175,000        174,952
  Federal National Mortgage Assoc., due 08/19/03               0.984       225,000        224,891
  Federal National Mortgage Assoc., due 09/10/03               1.015       245,000        244,728

                                                          ANNUALIZED
                                                           YIELD ON
                                                           PURCHASE      PRINCIPAL
                                                             DATE         AMOUNT        VALUE
                                                          ----------    ----------   ------------
  Federal National Mortgage Assoc., due 09/30/03               0.986    $  200,000   $    199,676
  Federal National Mortgage Assoc., due 10/22/03               1.032       250,000        249,422
                                                                                     ------------
                                                                                        3,731,232
                                                                                     ------------
Total Short-Term Investments                                                            4,761,232

OTHER ASSETS LESS LIABILITIES (0.22%)

  Cash, receivables, prepaid expense and other assets,
    less liabilities                                                                       10,465
                                                                                     ------------
Total Net Assets (100.00%)                                                           $  4,771,697
                                                                                     ============

SEE ACCOMPANYING NOTES.

BLUE CHIP PORTFOLIO
JULY 31, 2003

                                                                         SHARES
                                                                          HELD              VALUE
                                                                      ------------     --------------
COMMON STOCKS (97.10%)

  BUSINESS SERVICES (5.13%)
  AOL Time Warner, Inc.                                                     36,292(1)  $      559,986
  Microsoft Corp.                                                           65,678          1,733,899
  Oracle Corp.                                                              41,145(1)         493,740
                                                                                       --------------
                                                                                            2,787,625
  CHEMICALS AND ALLIED PRODUCTS (18.04%)
  Abbott Laboratories                                                       19,620            770,085
  Amgen, Inc.                                                               14,150(1)         984,557
  Bristol-Myers Squibb Co.                                                  30,489            798,812
  Dow Chemical Co.                                                           8,350            294,755
  E.I. duPont de Nemours & Co.                                              12,498            549,162
  Johnson & Johnson                                                         34,123          1,767,230
  Eli Lilly & Co.                                                           14,385            947,108
  Merck & Co., Inc.                                                         24,439          1,350,988
  Pfizer, Inc.                                                              25,167            839,571
  Procter & Gamble Co.                                                      17,077          1,500,556
                                                                                       --------------
                                                                                            9,802,824
  COMMUNICATIONS (5.79%)
  AT&T Corp.                                                                 9,790            208,135
  Comcast Corp.-Class A                                                     17,466(1)         529,569
  SBC Communications, Inc.                                                  30,532            713,228
  Verizon Communications                                                    24,665            859,822
  Viacom, Inc.-Class B                                                      19,159(1)         833,800
                                                                                       --------------
                                                                                            3,144,554
  DEPOSITORY INSTITUTIONS (10.92%)
  Bank of America                                                           17,739          1,464,709
  Citigroup, Inc.                                                           34,233          1,533,638
  J. P. Morgan Chase & Co.                                                  36,326          1,273,226
  Wachovia Corp.                                                            20,180            881,664
  Wells Fargo Co.                                                           15,500            783,215
                                                                                       --------------
                                                                                            5,936,452
  EATING AND DRINKING PLACES (1.92%)
  McDonald's Corp.                                                          45,456          1,045,943

                                                                         SHARES
                                                                          HELD             VALUE
                                                                      ------------     --------------
  ELECTRIC, GAS AND SANITARY SERVICES (2.89%)
  Dominion Resources, Inc.                                                   9,000     $      540,900
  Exelon Corp.                                                               9,550            548,838
  Southern Co.                                                              16,820            478,361
                                                                                       --------------
                                                                                            1,568,099
  ELECTRONIC AND OTHER ELECTRIC EQUIPMENT (6.73%)
  Applied Materials, Inc.                                                   19,000(1)         370,500
  General Electric Co.                                                      55,284          1,572,277
  Intel Corp.                                                               45,414          1,133,079
  Motorola, Inc.                                                            28,770            260,081
  Texas Instruments, Inc.                                                   16,962            320,073
                                                                                       --------------
                                                                                            3,656,010
  FOOD AND KINDRED PRODUCTS (3.91%)
  Anheuser-Busch Companies, Inc.                                             8,879            460,110
  Coca-Cola Co. (The)                                                       24,698          1,110,669
  PepsiCo, Inc.                                                             12,053            555,282
                                                                                       --------------
                                                                                            2,126,061
  FORESTRY (0.51%)
  Weyerhaeuser Co.                                                           4,950            278,636

  GENERAL MERCHANDISE STORES (3.41%)
  Wal-Mart Stores, Inc.                                                     33,106          1,850,956

  INDUSTRIAL MACHINERY AND EQUIPMENT (9.76%)
  3M Co.                                                                     6,908            968,502
  Caterpillar, Inc.                                                         11,099            748,850
  Cisco Systems, Inc.                                                       44,971(1)         877,834
  Dell Inc.                                                                 25,233(1)         849,848
  EMC Corp.                                                                 30,067(1)         319,913
  Hewlett-Packard Co.                                                       28,543            604,255
  International Business Machines Corp.                                     11,512            935,350
                                                                                       --------------
                                                                                            5,304,552
  INSTRUMENTS AND RELATED PRODUCTS (0.60%)
  Eastman Kodak Co.                                                         11,875            328,106

                                                                         SHARES
                                                                          HELD             VALUE
                                                                      ------------     --------------
  INSURANCE CARRIERS (3.48%)
  American International Group, Inc.                                        29,426     $    1,889,149

  LUMBER AND WOOD PRODUCTS (1.28%)
  Home Depot, Inc.                                                          22,248            694,138

  MOTION PICTURES (1.15%)
  Disney (Walt) Co.                                                         28,609            627,109

  NONDEPOSITORY INSTITUTIONS (1.32%)
  Federal National Mortgage Assoc.                                          11,200            717,248

  PAPER AND ALLIED PRODUCTS (0.97%)
  International Paper Co.                                                   13,477            527,220

  PETROLEUM AND COAL PRODUCTS (5.58%)
  ChevronTexaco Corp.                                                       15,300          1,103,283
  Exxon Mobil Corp.                                                         54,212          1,928,863
                                                                                       --------------
                                                                                            3,032,146
  PRIMARY METAL INDUSTRIES (1.23%)
  Alcoa, Inc.                                                               23,999            666,452

  SECURITY AND COMMODITY BROKERS (3.44%)
  American Express Co.                                                      42,273          1,867,198

  TOBACCO PRODUCTS (2.27%)
  Altria Group, Inc.                                                        30,778          1,231,428

  TRANSPORTATION EQUIPMENT (6.77%)
  Boeing Co. (The)                                                          24,899            824,655
  General Motors Corp.                                                      12,958            485,018
  Honeywell International, Inc.                                             34,716            981,769
  United Technologies Corp.                                                 18,423          1,385,962
                                                                                       --------------
                                                                                            3,677,404
                                                                                       --------------
Total Common Stocks                                                                        52,759,310
                                                                                       ==============

                                                                       PRINCIPAL
                                                                         AMOUNT            VALUE
                                                                      ------------     --------------
SHORT-TERM INVESTMENTS (2.82%)

  UNITED STATES GOVERNMENT AGENCIES (1.29%)
  Federal National Mortgage Assoc., due 08/15/03                      $    700,000     $      699,738

                                                                         SHARES
                                                                          HELD
                                                                      ------------
  MONEY MARKET MUTUAL FUND (1.53%)
  Blackrock Provident Institutional Funds, T-Fund Portfolio                832,099            832,099
                                                                                       --------------
Total Short-Term Investments                                                                1,531,837
                                                                                       --------------
Total Investments (99.92%)                                                                 54,291,147

OTHER ASSETS LESS LIABILITIES (0.08%)

  Cash, receivables, prepaid expense and other assets, less
    liabilities                                                                                44,559
                                                                                       --------------
Total Net Assets (100.00%)                                                             $   54,335,706
                                                                                       ==============

(1) Non-income producing securities.

SEE ACCOMPANYING NOTES.

NOTES TO FINANCIAL STATEMENTS
JULY 31, 2003

1.   SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

     EquiTrust Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company and operates in the mutual fund industry. The Fund currently consists of six portfolios (known as the Value Growth, High Grade Bond, Strategic Yield, Managed, Money Market and Blue Chip Portfolios).

     On May 21, 2003, the Board of Directors approved the name change of Class A Traditional shares to Class B shares, consistent with similarly named back-end load funds in the mutual fund industry.

     Institutional shares ("Class I") are available for purchase exclusively by the following investors: (a) retirement plans of FBL Financial Group, Inc. and its affiliates; (b) investment advisory clients of EquiTrust Investment Management Services, Inc. ("EquiTrust Investment"), including affiliated and unaffiliated benefit plans, such as qualified retirement plans, and affiliated and unaffiliated banks and insurance companies purchasing for their own accounts; (c) employees and directors of FBL Financial Group, Inc., its affiliates, and affiliated state Farm Bureau federations; (d) directors and trustees of the Fund and affiliated funds; and (e) such other types of accounts as EquiTrust Investment, the Fund's distributor, deems appropriate. Class I shares currently are available for purchase only from EquiTrust Investment. Share certificates are not available for Class B or Class I shares.

     Class B shares are subject to a declining contingent deferred sales charge ("CDSC") on shares redeemed within six years of purchase. Class I shares are not subject to a CDSC. Class I shares do not bear any distribution fee or administrative service fee. The shares of each portfolio have equal rights and privileges with all other shares of that portfolio, except that Class B shares have separate and exclusive voting rights with respect to the Fund's Rule 12b-1 Plan. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share, subject to any preferences (such as resulting from Rule 12b-1 distribution fees with respect to the Class B shares). In addition, the Board of Directors of the Fund declares separate dividends on each class of shares.

     The Fund allocates daily all income, expenses (other than class-specific expenses), and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class. As noted previously, distribution fees and administrative service fees are only charged against Class B shares. Other class-specific expenses charged to each class during the year ended July 31, 2003, which are included in the corresponding captions of the statements of operations, were as follows:

                                  TRANSFER AND
                              DIVIDEND DISBURSING
                                   AGENT FEES            REGISTRATION FEES
                            -----------------------   -----------------------
          PORTFOLIO          CLASS B      CLASS I      CLASS B      CLASS I
          ---------         ----------   ----------   ----------   ----------
          Value Growth      $  166,292   $    2,368   $    7,539   $    1,713
          High Grade Bond       35,833        1,672        4,856        4,645
          Strategic Yield       35,599        1,513        4,773        1,675
          Managed              111,231        1,616        5,690        3,622
          Money Market           6,594          859        3,734        1,673
          Blue Chip            158,817        2,602        6,411       11,035

SECURITY VALUATION

     All portfolios, other than the Money Market Portfolio, value their investment securities that are traded on any national exchange at the last sale price on the day of valuation or, lacking any sales, at the mean between the closing bid and asked prices. Investments traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Investments for which market quotations are not readily available, or in situations where liquidation of the holdings at quoted market prices is questionable, are valued at fair value as determined in good faith by the Board of Directors. Short-term investments are valued at market value, except that obligations maturing in 90 days or less are valued using the amortized cost method of valuation described below with respect to the Money Market Portfolio, which approximates market.

     The Money Market Portfolio values investments at amortized cost, which approximates market. Under the amortized cost method, a security is valued at its cost on the date of purchase and thereafter is adjusted to reflect a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the investment to the portfolio.

INCOME AND INVESTMENT TRANSACTIONS

     The Fund records investment transactions generally one day after the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Dividends are taken into income on an accrual basis as of the ex-dividend date and interest is recognized on an accrual basis. Discounts and premiums on investments purchased are amortized over the life of the respective investments.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     With respect to the Money Market Portfolio, all net investment income and any realized gains and losses from investment transactions are declared as dividends daily to shareholders of record as of that day. Dividends and distributions of the other portfolios are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for certain defaulted securities, deferral of post-October losses, returns of capital, and the mark to market adjustment discussed in Note 2.

     Distributions that exceed current and accumulated earnings and profits for federal income tax purposes, are reported as return of capital distributions.

USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   FEDERAL INCOME TAXES

     No provision for federal income taxes is considered necessary because the Fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

     An election was made under section 311 of the Taxpayer Relief Act of 1997 to treat certain securities within the Value Growth Portfolio as deemed to have been sold on January 2, 2001, at the closing market price and then reacquired on that date for the same amount. The securities elected for the deemed sale resulted in a realized gain, for tax reporting purposes only, of $5,905,182. These realized gains were offset against capital loss carryovers. As a result of this election, at July 31, 2003, the tax cost of investments of the Value Growth Portfolio differed by $4,611,544 from the cost for financial reporting purposes.

     At July 31, 2003, the Portfolios had approximate net capital loss carryovers as follows:

                                                                     PORTFOLIO
                                           -------------------------------------------------------------
                                               VALUE         STRATEGIC
NET CAPITAL LOSS CARRYOVERS EXPIRE IN:        GROWTH           YIELD          MANAGED        BLUE CHIP
--------------------------------------     -------------   -------------   -------------   -------------
2007                                       $  21,547,000   $          --   $   3,396,000   $          --
2008                                              33,000          41,000       1,253,000              --
2009                                                  --              --         825,000              --
2011                                                  --         803,000              --       1,036,000
                                           -------------   -------------   -------------   -------------
                                           $  21,580,000   $     844,000   $   5,474,000   $   1,036,000
                                           =============   =============   =============   =============

     At July 31, 2003, the Value Growth, Strategic Yield and Blue Chip Portfolios had post-October capital losses of $693,579, $198,038 and $2,860,326, respectively, that were deferred to the first day of the next fiscal year.

3.   MANAGEMENT CONTRACT AND TRANSACTIONS WITH AFFILIATES

     The Fund has entered into agreements with EquiTrust Investment relating to the management of the portfolios and the investment of their assets. Pursuant to these agreements, fees paid to EquiTrust Investment are determined as follows:
(1) annual investment advisory and management fees, which are based on each portfolio's average daily net assets as follows: Value Growth Portfolio -- 0.50%; High Grade Bond Portfolio -- 0.40%; Strategic Yield Portfolio -- 0.55%; Managed Portfolio -- 0.60%; Money Market Portfolio -- 0.25%; and Blue Chip Portfolio -- 0.25%; (2) distribution fees, which are computed at an annual rate of 0.50% of the average daily net asset value attributable to Class B shares of each portfolio and, in part, are subsequently remitted by EquiTrust Investment to retail dealers including EquiTrust Marketing Services, LLC ("EquiTrust Marketing"), an affiliate, who serves as principal dealer; (3) administrative service fees, which are computed at an annual rate of 0.25% of the average daily net asset value attributable to Class B shares of each portfolio; (4) transfer and dividend disbursing agent fees, which are based on direct services provided and expenses incurred by the investment adviser, plus an annual per account charge ranging from $7.00 to $9.00; and (5) accounting fees, which are based on each portfolio's daily net assets at an annual rate of 0.05%, with a maximum per portfolio annual expense of $30,000.

     EquiTrust Investment has also agreed to reimburse the portfolios annually for total expenses (excluding brokerage, interest, taxes, the distribution fee and extraordinary expenses) in excess of 1.50% for both Class B and Class I shares based on each portfolio's average daily net assets. The amount reimbursed, however, shall not exceed the amount of the investment advisory and management fees paid by the portfolio for such period.

     EquiTrust Investment has voluntarily waived the investment advisory and management fees, and the accounting fees effective January 1, 2002 and January 24, 2003, respectively, for the Money Market Portfolio Class B and I shares. EquiTrust Investment has also voluntarily waived the administrative service fees and transfer agent fees effective February 1, 2002 and November 22, 2002, respectively, for the Money Market Portfolio Class B shares. These waivers may be revoked at any time. Additionally, a portion of registration fees were reimbursed by EquiTrust Investment for the High Grade Bond, Managed and Blue Chip Class I shares. Waivers and reimbursements for the year ended July 31, 2003 were as follows:

                                                              PORTFOLIO / CLASS
                                 ---------------------------------------------------------------------------
                                 HIGH GRADE    STRATEGIC                   MONEY        MONEY        BLUE
                                    BOND         YIELD       MANAGED      MARKET       MARKET        CHIP
EXPENSE/FEES                       CLASS I      CLASS B      CLASS I      CLASS B      CLASS I      CLASS I
------------                     ----------   ----------   ----------   ----------   ----------   ----------
Investment advisory and
  management fees                $       --   $       --   $       --   $    7,710   $    4,389   $       --
Transfer agent fees                      --           --           --        4,512           --           --
Administrative service fees              --           --           --        7,707           --           --
Accounting fees                          --           --           --          788          465           --
Registration fees                     1,935           --        1,275           --           --        6,140
1.50% expense limitation                 --          291           --           --           --           --
                                 ----------   ----------   ----------   ----------   ----------   ----------
Total                            $    1,935   $      291   $    1,275   $   20,717   $    4,854   $    6,140
                                 ==========   ==========   ==========   ==========   ==========   ==========

     Certain officers and directors of the Fund are also officers of FBL Financial Group, Inc., EquiTrust Investment, EquiTrust Marketing and other affiliated entities. At July 31, 2003, Farm Bureau Life Insurance Company, a wholly-owned subsidiary of FBL Financial Group, Inc., owned shares of the Fund's portfolios as follows:

          PORTFOLIO                CLASS B     CLASS I
          ---------              ----------   ----------
          High Grade Bond                --       94,967
          Strategic Yield            75,129       95,057
          Money Market            1,910,602      500,000

     EquiTrust Investment also owned 102,295 shares of Value Growth Portfolio (Class B) at July 31, 2003.

4.   EXPENSE OFFSET ARRANGEMENTS

     The Fund and other mutual funds managed by EquiTrust Investment have an agreement with the custodian banks to indirectly pay a portion of the custodians' fees through credits earned by the Funds' cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statements of operations.

5.   CAPITAL SHARE TRANSACTIONS

     Net assets as of July 31, 2003 consisted of the following for financial reporting purposes:

                                                                            PORTFOLIO
                                  ---------------------------------------------------------------------------------------------
                                      VALUE        HIGH GRADE       STRATEGIC                         MONEY           BLUE
                                     GROWTH           BOND            YIELD          MANAGED         MARKET           CHIP
                                  -------------   -------------   -------------   -------------   -------------   -------------
Capital Stock (5,000,000,000
  shares of $.001 par value
  Capital Stock authorized)       $       6,653   $       1,680   $       1,427   $       3,136   $       4,772   $       1,576
Additional paid-in capital           96,398,563      17,289,433      14,482,404      41,758,221       4,766,925      48,048,840
Accumulated undistributed net
  investment income                     222,271              --              --             223              --         177,369
Accumulated undistributed net
  realized gain (loss) from
  investment transactions           (26,885,056)         55,126      (1,041,766)     (5,560,467)             --      (3,896,817)
Net unrealized appreciation
  (depreciation) of investments      (2,064,125)        221,116        (176,764)      3,002,250              --      10,004,738
                                  -------------   -------------   -------------   -------------   -------------   -------------
Net Assets                        $  67,678,306   $  17,567,355   $  13,265,301   $  39,203,363   $   4,771,697   $  54,335,706
                                  =============   =============   =============   =============   =============   =============

     As of July 31, 2003, the components of accumulated earnings (deficit) and capital gains (losses) on a tax basis were identical to those reported in the statements of assets and liabilities and operations, except as follows:

                                                                   PORTFOLIO
                                                ------------------------------------------------
                                                     VALUE          STRATEGIC
                                                    GROWTH            YIELD          MANAGED
                                                --------------   --------------   --------------
Undistributed ordinary income                   $      222,271   $        3,817   $          223
Accumulated capital and other losses               (22,273,512)      (1,041,766)      (5,474,215)
Net unrealized appreciation (depreciation)
  of investments                                    (6,675,669)        (176,764)       2,915,998
Other timing differences                                    --           (3,817)              --
                                                --------------   --------------   --------------
Total accumulated earnings (deficit)            $  (28,726,910)  $   (1,218,530)  $   (2,557,994)
                                                ==============   ==============   ==============

     The primary difference between book-basis and tax-basis accumulated capital and other losses and net unrealized depreciation of investments in the Value Growth Portfolio is attributable to the realized gain recognized on January 2, 2001 from the mark to market election as described in Note 2.

     During 2002, the Managed Portfolio held securities in companies that completed corporate inversions. These events resulted in realized capital gains for these investments being recognized for tax but not for book purposes. As of July 31, 2003, unrealized depreciation and accumulated capital gains book and tax differences related to the corporate inversions was $86,252. Additionally, the Strategic Yield Portfolio held a defaulted security whose interest ($3,817) at the time of default has been accrued for tax purposes and not for financial reporting purposes.

     Transactions in Capital Stock for each portfolio were as follows:

YEAR ENDED JULY 31, 2003:

                                                                            PORTFOLIO
                                  ---------------------------------------------------------------------------------------------
                                      VALUE        HIGH GRADE       STRATEGIC                         MONEY           BLUE
                                     GROWTH           BOND            YIELD          MANAGED         MARKET           CHIP
                                  -------------   -------------   -------------   -------------   -------------   -------------
Shares sold:
  Class B                               316,609         118,612          92,510         170,455         335,649         140,758
  Class I                                81,919         290,432         100,401         176,176       1,448,901         218,908
Shares issued in reinvestment of
 dividends and/or capital
 gains distribution:
  Class B                                13,401          40,008          54,892          40,382           2,482           3,923
  Class I                                 4,202          12,297          11,792           8,201           9,860           2,288
Shares redeemed:
  Class B                              (562,432)       (194,554)       (133,443)       (273,634)       (495,336)       (131,089)
  Class I                              (211,330)        (96,692)        (43,700)       (120,492)       (839,186)       (104,359)
                                  -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease)                (357,631)        170,103          82,452           1,088         462,370         130,429
                                  =============   =============   =============   =============   =============   =============
Value of shares sold:
  Class B                         $   2,863,590   $   1,250,037   $     866,803   $   1,983,835   $     335,649   $   4,398,861
  Class I                               750,000       3,053,111         942,827       2,057,135       1,448,901       6,925,716
Value issued in reinvestment of
 dividends and/or capital
 gains distribution:
  Class B                               120,859         423,025         515,461         471,639           2,482         120,206
  Class I                                38,030         130,419         110,755          96,674           9,860          70,120
Value redeemed:
  Class B                            (5,094,145)     (2,054,696)     (1,253,380)     (3,168,286)       (495,336)     (4,095,915)
  Class I                            (1,940,845)     (1,028,118)       (410,974)     (1,403,365)       (839,186)     (3,242,642)
                                  -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease)           $  (3,262,511)  $   1,773,778   $     771,492   $      37,632   $     462,370   $   4,176,346
                                  =============   =============   =============   =============   =============   =============

YEAR ENDED JULY 31, 2002:

                                                                            PORTFOLIO
                                  ---------------------------------------------------------------------------------------------
                                      VALUE        HIGH GRADE       STRATEGIC                         MONEY           BLUE
                                     GROWTH           BOND            YIELD          MANAGED         MARKET           CHIP
                                  -------------   -------------   -------------   -------------   -------------   -------------
Shares sold:
  Class B                               330,337         207,942          83,860         217,479         594,281         132,461
  Class I                                65,807          46,028          41,101          44,905         668,171          35,149
Shares issued in reinvestment of
 dividends and/or capital
 gains distribution:
  Class B                                42,175          47,820          51,644          50,135           9,832           1,442
  Class I                                 5,500           5,811           8,173           6,413           7,995           1,264
Shares redeemed:
  Class B                              (578,492)       (127,851)        (93,873)       (319,360)     (1,083,570)       (125,942)
  Class I                               (54,333)        (17,274)        (17,323)        (26,674)       (484,763)        (17,672)
                                  -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease)                (189,006)        162,476          73,582         (27,102)       (288,054)         26,702
                                  =============   =============   =============   =============   =============   =============
Value of shares sold:
  Class B                         $   3,335,449   $   2,152,811   $     793,897   $   2,651,651   $     594,281   $   4,921,104
  Class I                               664,197         477,717         389,539         548,117         668,171       1,302,359
Value issued in reinvestment of
 dividends and/or capital
 gains distribution:
  Class B                               432,293         495,195         489,932         595,276           9,832          55,774
  Class I                                56,535          60,222          77,493          76,501           7,995          49,014
Value redeemed:
  Class B                            (5,815,287)     (1,320,019)       (890,454)     (3,866,768)     (1,083,570)     (4,658,151)
  Class I                              (542,088)       (178,146)       (164,362)       (317,848)       (484,763)       (648,439)
                                  -------------   -------------   -------------   -------------   ----------      -------------
Net Increase (Decrease)           $  (1,868,901)  $   1,687,780   $     696,045   $    (313,071)  $ (288,054)     $   1,021,661
                                  =============   =============   =============   =============   ==========      =============

6.   INVESTMENT TRANSACTIONS

     For the year ended July 31, 2003, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. Government securities) by portfolio, were as follows:

        PORTFOLIO                   PURCHASES        SALES
        ---------                 ------------    ------------
        Value Growth              $  9,052,551    $  5,943,056
        High Grade Bond                366,114         504,031
        Strategic Yield              5,567,695       5,228,031
        Managed                      4,605,984       6,231,112
        Blue Chip                   15,556,017       9,027,077

     Any of the portfolios may purchase newly issued securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. When-issued or delayed delivery transactions involve a commitment by a portfolio to purchase or sell particular securities with payment and delivery to take place at a future date. The High Grade Bond and Managed Portfolios have purchase commitments on mortgage-backed securities issued by the Government National Mortgage Association. As of July 31, 2003, the High Grade Bond Portfolio purchase commitment (security pool # 7115), with a face amount of $1,000,000, cost of $998,023, and market value of $946,563 is expected to settle on October 22, 2003. As of July 31, 2003, the Managed Portfolio purchase commitments (security pools # 7122 and # 7119), with face amounts of $1,000,000 and $800,000, costs of $994,688 and $804,000, and market values of $950,938 and $787,250 are expected to settle on September 22, 2003 and October 22, 2003, respectively. The transactions will not settle until they are delivered to the portfolio. The transactions are subject to market fluctuations and the current value is determined in the same manner as other portfolio securities.

     The U.S. federal income tax basis of the Fund's investments in securities and the net unrealized appreciation (depreciation) of investments for U.S. federal income tax purposes at July 31, 2003, by portfolio, was composed of the following:

                                                                          NET UNREALIZED
                         TAX COST OF           GROSS UNREALIZED            APPRECIATION
                         INVESTMENTS    -------------------------------   (DEPRECIATION)
PORTFOLIO               IN SECURITIES    APPRECIATION     DEPRECIATION    OF INVESTMENTS
---------              --------------   --------------   --------------   --------------
Value Growth           $   74,268,901   $    5,707,106   $   12,475,865   $   (6,768,759)
High Grade Bond            18,520,974          471,111          249,995          221,116
Strategic Yield            13,267,430          371,514          548,278         (176,764)
Managed                    37,990,493        4,763,619        1,847,621        2,915,998
Blue Chip                  44,286,409       14,595,014        4,590,276       10,004,738

     The basis for U.S. federal income tax purposes and financial reporting purposes for investments in the Money Market Portfolio is the same and is equal to the underlying investments' carrying value.

7.   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income for the following portfolios are declared daily and were payable on the last business day of the month as follows:

ORDINARY INCOME:

                                        HIGH GRADE                STRATEGIC                    MONEY
                                           BOND                     YIELD                     MARKET
                                 -----------------------   -----------------------   -----------------------
PAYABLE DATE                      CLASS B      CLASS I      CLASS B      CLASS I      CLASS B      CLASS I
------------                     ----------   ----------   ----------   ----------   ----------   ----------
August 30, 2002                  $   0.0317   $   0.0391   $   0.0400   $   0.0475   $   0.0002   $   0.0009
September 30, 2002                   0.0446       0.0522       0.0683       0.0761       0.0002       0.0009
October 31, 2002                     0.0321       0.0402       0.0476       0.0553       0.0003       0.0010
November 29, 2002                    0.0294       0.0371       0.0458       0.0532       0.0002       0.0009
December 31, 2002                    0.0424       0.0508       0.0636       0.0718       0.0002       0.0008
January 31, 2003                     0.0257       0.0345       0.0480       0.0558       0.0002       0.0007
February 28, 2003                    0.0270       0.0353       0.0504       0.0576       0.0002       0.0006
March 31, 2003                       0.0338       0.0425       0.0578       0.0659       0.0001       0.0006
April 30, 2003                       0.0244       0.0333       0.0413       0.0489       0.0001       0.0006
May 30, 2003                         0.0233       0.0325       0.0409       0.0487       0.0001       0.0005
June 30, 2003                        0.0397       0.0501       0.0593       0.0678       0.0001       0.0004
July 31, 2003                        0.0310       0.0396       0.0319       0.0397       0.0003           --
                                 ----------   ----------   ----------   ----------   ----------   ----------
Total Dividends per Share        $   0.3851   $   0.4872   $   0.5949   $   0.6883   $   0.0022   $   0.0079
                                 ==========   ==========   ==========   ==========   ==========   ==========

     None of the ordinary income dividends qualify for the dividends received deduction by corporate shareholders for the High Grade Bond, Strategic Yield and Money Market Portfolios.

     In addition, dividends and distributions to shareholders from net investment income and net realized gain from investment transactions were paid during the year ended July 31, 2003, for the following portfolios:

ORDINARY INCOME DIVIDENDS:

                                                                  DIVIDEND AMOUNT
                                                                    PER SHARE
                      DECLARATION     RECORD       PAYABLE    -----------------------
PORTFOLIO                DATE          DATE         DATE        CLASS B     CLASS I
---------             -----------   ----------   ----------   ----------   ----------
Value Growth             12/11/02     12/11/02     12/12/02   $   0.0192   $   0.0988
Managed                  10/30/02     10/30/02     10/31/02       0.0576       0.0847
Managed                  12/27/02     12/27/02     12/30/02       0.0350       0.0677
Managed                  04/29/03     04/29/03     04/30/03       0.0491       0.0882
Managed                  07/30/03     07/30/03     07/31/03       0.0387       0.0711
Blue Chip                12/27/02     12/27/02     12/30/02       0.0935       0.5120

     All ordinary income dividends qualify for the dividends received deduction by corporate shareholders for the Value Growth, Managed and Blue Chip Portfolios.

CAPITAL GAINS DISTRIBUTIONS:

                                                                 DIVIDEND
                                                                  AMOUNT
                      DECLARATION     RECORD       PAYABLE      PER SHARE
PORTFOLIO                DATE          DATE         DATE      (BOTH CLASSES)
---------             -----------   ----------   ----------   --------------
High Grade Bond          12/11/02     12/11/02     12/12/02     $  0.0178

     The tax character of dividends and distributions to shareholders during the years ended July 31, 2003 and 2002 was the same as for financial reporting purposes.

FEDERAL INCOME TAXES

     For the fiscal year ended July 31, 2003, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to the maximum amount of the following dividends as taxed at a maximum rate of 15%.

                                  MAXIMUM
PORTFOLIO                          AMOUNT
---------                        ----------
High Grade Bond - Class B        $  261,010
High Grade Bond - Class I           119,754
Strategic Yield - Class B           375,867
Strategic Yield - Class I           105,485
Managed - Class B                   242,719
Managed - Class I                    58,255
Money Market - Class B                   --
Money Market - Class I                   --

     Complete information will be computed and reported in conjunction with the completion and mailing of the Fund's 2003 Form 1099-DIV to be sent to all shareholders.

FINANCIAL HIGHLIGHTS
YEARS ENDED JULY 31, 2003, 2002, 2001, 2000 AND 1999

                                              INCOME FROM INVESTMENT OPERATIONS                   LESS DISTRIBUTIONS
                                           ----------------------------------------    --------------------------------------
                                                          NET REALIZED
                                                              AND
                               NET ASSET                   UNREALIZED      TOTAL       DIVIDENDS
                               VALUE AT       NET             GAIN          FROM        FROM NET   DISTRIBUTIONS
                               BEGINNING   INVESTMENT      (LOSS) ON     INVESTMENT    INVESTMENT      FROM           TOTAL
                               OF PERIOD     INCOME       INVESTMENTS    OPERATIONS      INCOME    CAPITAL GAINS  DISTRIBUTIONS
                              ----------   ----------     ------------   ----------    ----------  -------------  -------------
VALUE GROWTH PORTFOLIO

  Class B:
    2003                      $     8.99   $     0.03      $     1.17    $     1.20    $    (0.02)   $       --    $    (0.02)
    2002                           10.28         0.04           (1.26)        (1.22)        (0.07)           --         (0.07)
    2001                            8.53         0.08            1.75          1.83         (0.08)           --         (0.08)
    2000                            9.57         0.06           (1.05)        (0.99)        (0.05)           --         (0.05)
    1999                           11.07         0.09           (0.97)        (0.88)        (0.62)           --         (0.62)

  Class I:
    2003                      $     9.06   $     0.16      $     1.14    $     1.30    $    (0.10)   $       --    $    (0.10)
    2002                           10.35         0.13           (1.26)        (1.13)        (0.16)           --         (0.16)
    2001                            8.58         0.16            1.77          1.93         (0.16)           --         (0.16)
    2000                            9.60         0.12           (1.05)        (0.93)        (0.09)           --         (0.09)
    1999                           11.08         0.19           (1.01)        (0.82)        (0.66)           --         (0.66)

HIGH GRADE BOND PORTFOLIO

  Class B:
    2003                      $    10.49   $     0.39      $    (0.01)   $     0.38    $    (0.39)   $    (0.02)   $    (0.41)
    2002                           10.36         0.48            0.15          0.63         (0.48)        (0.02)        (0.50)
    2001                            9.69         0.58            0.67          1.25         (0.58)           --         (0.58)
    2000                           10.07         0.57           (0.35)         0.22         (0.59)        (0.01)        (0.60)
    1999                           10.57         0.56           (0.44)         0.12         (0.56)        (0.06)        (0.62)

  Class I:
    2003                      $    10.49   $     0.49(2)   $    (0.01)   $     0.48    $    (0.49)   $    (0.02)   $    (0.51)
    2002                           10.37         0.57            0.14          0.71         (0.57)        (0.02)        (0.59)
    2001                            9.69         0.66            0.68          1.34         (0.66)           --         (0.66)
    2000                           10.07         0.63           (0.35)         0.28         (0.65)        (0.01)        (0.66)
    1999                           10.57         0.60           (0.44)         0.16         (0.60)        (0.06)        (0.66)

STRATEGIC YIELD PORTFOLIO

  Class B:
    2003                      $     9.43   $     0.59(2)   $    (0.13)   $     0.46    $    (0.59)   $       --    $    (0.59)
    2002                            9.55         0.60           (0.12)         0.48         (0.60)           --         (0.60)
    2001                            9.35         0.62            0.20          0.82         (0.62)           --         (0.62)
    2000                            9.87         0.66(2)        (0.52)         0.14         (0.66)           --         (0.66)
    1999                           10.48         0.60           (0.51)         0.09         (0.68)        (0.02)        (0.70)

  Class I:
    2003                      $     9.43   $     0.69      $    (0.14)   $     0.55    $    (0.69)   $       --    $    (0.69)
    2002                            9.55         0.68           (0.12)         0.56         (0.68)           --         (0.68)
    2001                            9.34         0.70            0.21          0.91         (0.70)           --         (0.70)
    2000                            9.87         0.73           (0.53)         0.20         (0.73)           --         (0.73)
    1999                           10.47         0.65           (0.50)         0.15         (0.73)        (0.02)        (0.75)

                                                                               RATIOS/SUPPLEMENTAL DATA
                                                        ----------------------------------------------------------------------
                                             TOTAL
                                           INVESTMENT                                                   RATIO OF NET
                               NET ASSET  RETURN BASED                       RATIO OF      RATIO OF NET   INVESTMENT
                               VALUE AT       ON         NET ASSETS AT  TOTAL EXPENSES TO   EXPENSES TO   INCOME TO    PORTFOLIO
                                  END      NET ASSET     END OF PERIOD       AVERAGE        AVERAGE NET    AVERAGE     TURNOVER
                               OF PERIOD   VALUE (1)    (IN THOUSANDS)      NET ASSETS        ASSETS      NET ASSETS     RATE
                              ----------  ------------  --------------  -----------------  ------------  ------------  ---------
VALUE GROWTH PORTFOLIO

  Class B:
    2003                      $    10.17        13.37%    $   63,473           1.78%            1.78%         0.29%         11%
    2002                            8.99       (11.98)%       58,231           1.66%            1.65%         0.40%         20%
    2001                           10.28        21.49%        68,667           1.70%            1.69%         0.82%         43%
    2000                            8.53       (10.35)%       60,429           1.79%            1.78%         0.64%        103%
    1999                            9.57        (7.46)%       82,902           1.74%            1.74%         0.92%        220%

  Class I:
    2003                      $    10.26        14.48%    $    4,205           0.81%            0.81%         1.30%         11%
    2002                            9.06       (11.14)%        4,852           0.76%            0.75%         1.30%         20%
    2001                           10.35        22.55%         5,366           0.77%            0.76%         1.74%         43%
    2000                            8.58        (9.70)%        4,230           1.01%            1.00%         1.42%        103%
    1999                            9.60        (6.83)%        5,399           1.19%            1.18%         1.48%        220%

HIGH GRADE BOND PORTFOLIO

  Class B:
    2003                      $    10.46         3.58%    $   13,138           1.74%            1.74%         3.64%         23%
    2002                           10.49         6.29%        13,554           1.66%            1.66%         4.68%         21%
    2001                           10.36        13.32%        12,070           1.70%            1.68%         5.84%          9%
    2000                            9.69         2.27%        11,513           1.75%            1.73%         5.80%         12%
    1999                           10.07         1.07%        13,110           1.67%            1.66%         5.33%         29%

  Class I:
    2003                      $    10.46         4.58%    $    4,429           0.83%            0.77%         4.52%         23%
    2002                           10.49         7.06%         2,280           0.83%            0.82%         5.51%         21%
    2001                           10.37        14.35%         1,895           0.86%            0.84%         6.66%          9%
    2000                            9.69         2.85%         1,495           1.19%            1.17%         6.36%         12%
    1999                           10.07         1.47%         1,521           1.26%            1.25%         5.74%         29%

STRATEGIC YIELD PORTFOLIO

  Class B:
    2003                      $     9.30         5.05%    $   10,530           2.00%            2.00%         6.33%         44%
    2002                            9.43         5.13%        10,552           1.93%            1.93%         6.27%         33%
    2001                            9.55         9.03%        10,288           1.96%            1.94%         6.55%         20%
    2000                            9.35         1.64%        10,276           2.02%            1.98%         7.05%          3%
    1999                            9.87         0.87%        11,734           1.95%            1.94%         5.93%         44%

  Class I:
    2003                      $     9.29         5.99%    $    2,736           0.99%            0.98%         7.29%         44%
    2002                            9.43         6.11%         2,130           0.98%            0.97%         7.22%         33%
    2001                            9.55        10.14%         1,852           1.04%            1.02%         7.47%         20%
    2000                            9.34         2.20%         1,535           1.34%            1.33%         7.71%          3%
    1999                            9.87         1.43%         1,635           1.50%            1.49%         6.38%         44%

                                               INCOME FROM INVESTMENT OPERATIONS                  LESS DISTRIBUTIONS
                                           ----------------------------------------    ---------------------------------------
                                                          NET REALIZED
                                                              AND
                               NET ASSET                   UNREALIZED      TOTAL       DIVIDENDS
                               VALUE AT        NET            GAIN          FROM        FROM NET   DISTRIBUTIONS
                               BEGINNING   INVESTMENT      (LOSS) ON     INVESTMENT    INVESTMENT      FROM           TOTAL
                               OF PERIOD     INCOME       INVESTMENTS    OPERATIONS      INCOME    CAPITAL GAINS  DISTRIBUTIONS
                              ----------   ----------     ------------   ----------    ----------  -------------  -------------
MANAGED PORTFOLIO

  Class B:
    2003                      $    11.26   $     0.18      $     1.24    $     1.42    $    (0.18)   $       --     $    (0.18)
    2002                           12.46         0.22           (1.20)        (0.98)        (0.22)           --          (0.22)
    2001                           10.06         0.30            2.40          2.70         (0.30)           --          (0.30)
    2000                           10.39         0.46           (0.33)         0.13         (0.46)           --          (0.46)
    1999                           12.15         0.47           (1.25)        (0.78)        (0.98)           --          (0.98)

  Class I:
    2003                      $    11.29   $     0.31(2)   $     1.24    $     1.55    $    (0.31)   $       --     $    (0.31)
    2002                           12.49         0.34           (1.20)        (0.86)        (0.34)           --          (0.34)
    2001                           10.08         0.40            2.41          2.81         (0.40)           --          (0.40)
    2000                           10.41         0.53           (0.33)         0.20         (0.53)           --          (0.53)
    1999                           12.13         0.49           (1.21)        (0.72)        (1.00)           --          (1.00)

MONEY MARKET PORTFOLIO

  Class B:
    2003                      $     1.00   $       --(2)   $       --    $       --    $       --    $       --     $       --
    2002                            1.00         0.01(2)           --          0.01         (0.01)           --          (0.01)
    2001                            1.00         0.04              --          0.04         (0.04)           --          (0.04)
    2000                            1.00         0.04              --          0.04         (0.04)           --          (0.04)
    1999                            1.00         0.03              --          0.03         (0.03)           --          (0.03)

  Class I:
    2003                      $     1.00   $     0.01(2)   $       --    $     0.01    $    (0.01)   $       --     $    (0.01)
    2002                            1.00         0.01(2)           --          0.01         (0.01)           --          (0.01)
    2001                            1.00         0.05              --          0.05         (0.05)           --          (0.05)
    2000                            1.00         0.04(2)           --          0.04         (0.04)           --          (0.04)
    1999                            1.00         0.03(2)           --          0.03         (0.03)           --          (0.03)

BLUE CHIP PORTFOLIO

  Class B:
    2003                      $    32.16   $     0.14      $     2.23    $     2.37    $    (0.09)   $       --     $    (0.09)
    2002                           41.06         0.08           (8.94)        (8.86)        (0.04)           --          (0.04)
    2001                           47.32         0.02           (5.37)        (5.35)        (0.01)        (0.90)         (0.91)
    2000                           46.89         0.06            1.00          1.06         (0.11)        (0.52)         (0.63)
    1999                           41.27         0.13            5.82          5.95         (0.28)        (0.05)         (0.33)

  Class I:
    2003                      $    32.45   $     0.56(2)   $     2.15    $     2.71    $    (0.51)   $       --     $    (0.51)
    2002                           41.42         0.43           (8.97)        (8.54)        (0.43)           --          (0.43)
    2001                           47.70         0.42           (5.37)        (4.95)        (0.43)        (0.90)         (1.33)
    2000                           47.13         0.43            1.04          1.47         (0.38)        (0.52)         (0.90)
    1999                           41.37         0.38            5.84          6.22         (0.41)        (0.05)         (0.46)

                                                                               RATIOS/SUPPLEMENTAL DATA
                                                        ----------------------------------------------------------------------
                                             TOTAL
                                           INVESTMENT                                                    RATIO OF NET
                               NET ASSET  RETURN BASED                      RATIO OF       RATIO OF NET   INVESTMENT
                               VALUE AT        ON        NET ASSETS AT  TOTAL EXPENSES TO   EXPENSES TO    INCOME TO   PORTFOLIO
                                  END       NET ASSET    END OF PERIOD       AVERAGE        AVERAGE NET     AVERAGE     TURNOVER
                               OF PERIOD    VALUE (1)   (IN THOUSANDS)     NET ASSETS         ASSETS      NET ASSETS      RATE
                              ----------  ------------  --------------  -----------------  ------------  ------------  ---------
MANAGED PORTFOLIO

  Class B:
    2003                      $    12.50        12.74%    $   34,540          1.96%            1.95%         1.55%           22%
    2002                           11.26        (7.91)%       31,813          1.85%            1.84%         1.80%           20%
    2001                           12.46        27.00%        35,847          1.89%            1.88%         2.54%           50%
    2000                           10.06         1.42%        29,443          1.97%            1.96%         4.47%           70%
    1999                           10.39        (6.26)%       38,012          1.95%            1.95%         4.30%           67%

  Class I:
    2003                      $    12.53        13.96%    $    4,664          0.95%            0.92%         2.57%           22%
    2002                           11.29        (7.01)%        3,482          0.89%            0.88%         2.76%           20%
    2001                           12.49        28.13%         3,544          0.94%            0.93%         3.46%           50%
    2000                           10.08         2.10%         2,465          1.30%            1.29%         5.14%           70%
    1999                           10.41        (5.75)%        2,931          1.47%            1.47%         4.78%           67%

MONEY MARKET PORTFOLIO

  Class B:
    2003                      $     1.00         0.22%    $    2,978          1.82%            1.14%         0.22%            0%
    2002                            1.00         0.69%         3,135          1.75%            1.48%         0.71%            0%
    2001                            1.00         3.82%         3,614          1.74%            1.73%         3.82%            0%
    2000                            1.00         4.12%         3,928          1.73%            1.71%         4.03%            0%
    1999                            1.00         3.19%         3,467          1.91%            1.89%         3.13%            0%

  Class I:
    2003                      $     1.00         0.79%    $    1,794          0.84%            0.56%         0.79%            0%
    2002                            1.00         1.42%         1,175          0.90%            0.74%         1.39%            0%
    2001                            1.00         4.61%           983          0.97%            0.95%         4.47%            0%
    2000                            1.00         4.36%           730          1.73%            1.47%         4.48%            0%
    1999                            1.00         3.16%           735          2.22%            1.97%         3.07%            0%

BLUE CHIP PORTFOLIO

  Class B:
    2003                      $    34.44         7.42%    $   44,919          1.64%            1.64%         0.44%           20%
    2002                           32.16       (21.59)%       41,510          1.49%            1.49%         0.21%            0%
    2001                           41.06       (11.45)%       52,670          1.49%            1.48%         0.05%            0%
    2000                           47.32         2.21%        60,701          1.50%            1.49%         0.12%           18%
    1999                           46.89        14.51%        55,045          1.52%            1.52%         0.30%            7%

  Class I:
    2003                      $    34.65         8.56%    $    9,417          0.65%            0.56%         1.50%           20%
    2002                           32.45       (20.80)%        5,026          0.49%            0.49%         1.21%            0%
    2001                           41.42       (10.56)%        5,640          0.52%            0.51%         1.01%            0%
    2000                           47.70         3.05%         5,902          0.69%            0.69%         0.93%           18%
    1999                           47.13        15.18%         5,601          0.94%            0.94%         0.88%            7%

NOTES TO FINANCIAL HIGHLIGHTS

  (1) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period and is not annualized for periods less than one year. Contingent deferred sales charge is not reflected in the calculation of total investment return.

  (2) Without the Manager's voluntary reimbursement of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the following funds would have had per share net investment income as shown:

                                                                       PER SHARE
                                                                    NET INVESTMENT     AMOUNT
                                                             YEAR       INCOME       REIMBURSED
                                                             ----   --------------   ----------
       HIGH GRADE BOND PORTFOLIO
         Class I                                             2003     $      0.48     $  1,935

       STRATEGIC YIELD PORTFOLIO
         Class B                                             2003     $      0.59     $    291
                                                             2000            0.66        2,521
       MANAGED PORTFOLIO
         Class I                                             2003     $      0.31     $  1,275

       MONEY MARKET PORTFOLIO
         Class B                                             2003     $        --     $ 20,717
                                                             2002              --        8,374

         Class I                                             2003     $      0.01     $  4,854
                                                             2002            0.01        1,603
                                                             2000            0.04        1,701
                                                             1999            0.03        1,724
       BLUE CHIP PORTFOLIO
         Class I                                             2003     $      0.54     $  6,140

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
EquiTrust Series Fund, Inc.

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of EquiTrust Series Fund, Inc. (comprised of the Value Growth, High Grade Bond, Strategic Yield, Managed, Money Market and Blue Chip Portfolios) as of July 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the EquiTrust Series Fund, Inc. at July 31, 2003, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                       /s/ Ernst & Young LLP


Des Moines, Iowa
August 29, 2003

SHAREHOLDER MEETING RESULTS

     A special meeting of the Fund's shareholders was held on May 21, 2003 (no vote was held for Proposal 2 as a quorum for each portfolio was not present). A special meeting regarding Proposal 2 for the High Grade Bond, Strategic Yield and Money Market Portfolios' shareholders was held on June 25, 2003; and for the Value Growth and Managed Portfolios' shareholders on July 3, 2003. The existing investment advisory and management services agreement will remain in effect for the Blue Chip Portfolio as a quorum was not obtained. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one share held on the record date for the meeting.

PROPOSAL 1

To elect Board of Directors:

                                                                  NUMBER OF VOTES
                                                       -------------------------------------
                                                          FOR         WITHHELD      TOTAL
                                                       ----------     --------    ----------
Craig A. Lang                                          10,260,809      178,515    10,439,324
William J. Oddy                                        10,223,667      215,657    10,439,324
Erwin H. Johnson                                       10,272,428      166,896    10,439,324
Kenneth Kay                                            10,216,163      223,161    10,439,324
Paul E. Larson                                         10,205,688      233,636    10,439,324
Steven W. Plate                                        10,228,406      210,918    10,439,324
Erlin J. Weness                                        10,187,393      251,931    10,439,324

PROPOSAL 2

Approval of the amended and restated investment advisory and management services agreement:

                                                           NUMBER OF VOTES
                                      --------------------------------------------------------
                                                                        FOR ALL
PORTFOLIO                                FOR       AGAINST     ABSTAIN   EXCEPT       TOTAL
---------                             ---------    -------     -------  -------     ----------
Value Growth                          3,300,363     67,144     242,892     155       3,610,554
High Grade Bond                         906,592     18,047      96,575     242       1,021,456
Strategic Yield                         756,877      6,607      14,456     786         778,726
Managed                               1,517,900     26,910      93,103     735       1,638,648
Money Market                          4,377,965     36,753       1,883      --       4,416,601
                                                                                    ----------
   Total                                                                            11,465,985
                                                                                    ==========

PROPOSAL 3

                                                                              NUMBER OF VOTES
                                                              -----------------------------------------------
                                                                 FOR        AGAINST     ABSTAIN      TOTAL
                                                              ----------    -------     -------    ----------
Ratification of the selection of Ernst & Young LLP
  as independent auditors                                     10,115,232    74,464      249,628    10,439,324

OFFICERS AND DIRECTORS

                                         TERM OF                                 NUMBER OF
                                         OFFICE &                                PORTFOLIOS IN
                                         LENGTH                                  FUND COMPLEX
                       POSITION(S) HELD  OF TIME      PRINCIPAL OCCUPATION(S)    OVERSEEN BY
NAME, ADDRESS AND AGE  WITH FUND         SERVED(1)    DURING PAST FIVE YEARS     DIRECTOR       OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSONS(2)
Craig A. Lang(3)(52)   President and     Since 2002   Dairy Farmer; Chairman          13
                       Director                       and Director, FBL
                                                      Financial Group, Inc.;
                                                      President and Director,
                                                      Iowa Farm Bureau
                                                      Federation and other
                                                      affiliates of the
                                                      foregoing; Director,
                                                      Western Agricultural
                                                      Insurance Company and
                                                      other affiliates of the
                                                      foregoing; President and
                                                      Trustee, EquiTrust
                                                      Variable Insurance Series
                                                      Fund; Member, Growmark,
                                                      Inc. Coordinating
                                                      Committee and American
                                                      Farm Bureau Federation
                                                      Board of Directors; past
                                                      member, Cattlemens Beef
                                                      Board

William J. Oddy(3)     Vice President    Since 1981   Chief Executive Officer         13        Director, American Equity
(59)                   and Director                   and Management Director,                  Investment Life Insurance Company,
                                                      FBL Financial Group,                      Berthel Fisher & Company, Inc. and
                                                      Inc.; Chief Executive                     Berthel Fisher & Company Financial
                                                      Officer, Farm Bureau Life                 Services, Inc.
                                                      Insurance Company and
                                                      other affiliates of the
                                                      foregoing; Chief
                                                      Executive Officer and
                                                      Director, EquiTrust Life
                                                      Insurance Company and
                                                      other affiliates of the
                                                      foregoing, and RIK, Inc.;
                                                      Chief Executive Officer
                                                      and Manager, EquiTrust
                                                      Marketing Services, LLC;
                                                      Chief Executive Officer
                                                      and Director, EquiTrust
                                                      Investment Management
                                                      Services, Inc.; Vice
                                                      President and Trustee,
                                                      EquiTrust Variable
                                                      Insurance Series Fund;
                                                      Vice President and
                                                      Director, EquiTrust Money
                                                      Market Fund, Inc.;
                                                      President and Director,
                                                      FBL Real Estate Ventures,
                                                      Ltd.

Stephen M. Morain      Senior Vice       Since 1982   General Counsel and
(58)                   President and                  Assistant Secretary, Iowa
                       General Counsel                Farm Bureau Federation;
                                                      General Counsel,
                                                      Secretary and Director,
                                                      Farm Bureau Management
                                                      Corporation; Senior Vice
                                                      President and General
                                                      Counsel, FBL Financial
                                                      Group, Inc. and other
                                                      affiliates of the
                                                      foregoing; Senior Vice
                                                      President, General
                                                      Counsel and Manager,
                                                      EquiTrust Marketing
                                                      Services, LLC; Senior
                                                      Vice President, General
                                                      Counsel and Director,
                                                      EquiTrust Investment
                                                      Management Services, Inc.

JoAnn Rumelhart (50)   Executive Vice    Since 2000   Executive Vice President
                       President                      and General Manager -
                                                      Life Cos., FBL Financial
                                                      Group, Inc.; Executive
                                                      Vice President and
                                                      General Manager, Farm
                                                      Bureau Life Insurance
                                                      Company, EquiTrust Life
                                                      Insurance Company and
                                                      other affiliates of the
                                                      foregoing; Executive Vice
                                                      President and Director,
                                                      EquiTrust Investment
                                                      Management Services,
                                                      Inc.; Executive Vice
                                                      President and Manager,
                                                      EquiTrust Marketing
                                                      Services, LLC; Executive
                                                      Vice President, EquiTrust
                                                      Variable Insurance Series
                                                      Fund and EquiTrust Money
                                                      Market Fund, Inc.

James W. Noyce (47)    Chief Financial   Since 1996   Chief Financial Officer
                       Officer and                    and Chief Administrative
                       Treasurer                      Officer, FBL Financial
                                                      Group, Inc. and other
                                                      affiliates of the
                                                      foregoing; Chief
                                                      Financial Officer, Chief
                                                      Administrative Officer,
                                                      Treasurer and Manager,
                                                      EquiTrust Marketing
                                                      Services, LLC; Vice
                                                      President, Treasurer and
                                                      Director, EquiTrust
                                                      Investment Management
                                                      Services, Inc., FBL Real
                                                      Estate Ventures, Ltd. and
                                                      other affiliates of the
                                                      foregoing; President,
                                                      Treasurer and Director,
                                                      FBL Leasing Services,
                                                      Inc.; Chief Executive
                                                      Officer, Chief Financial
                                                      Officer and Chief
                                                      Administrative Officer,
                                                      Western Computer
                                                      Services, Inc.; Chief
                                                      Financial Officer and
                                                      Treasurer, EquiTrust
                                                      Variable Insurance Series
                                                      Fund and EquiTrust Money
                                                      Market Fund, Inc.

                                         TERM OF                                 NUMBER OF
                                         OFFICE &                                PORTFOLIOS IN
                                         LENGTH                                  FUND COMPLEX
                       POSITION(S) HELD  OF TIME      PRINCIPAL OCCUPATION(S)    OVERSEEN BY
NAME, ADDRESS AND AGE  WITH FUND         SERVED(1)    DURING PAST FIVE YEARS     DIRECTOR       OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
John M. Paule (47)     Chief Marketing   Since 2000   Chief Marketing Officer,
                       Officer                        FBL Financial Group, Inc.
                                                      and other affiliates of
                                                      the foregoing; Chief
                                                      Marketing Officer and
                                                      Director, EquiTrust
                                                      Investment Management
                                                      Services, Inc.; Chief
                                                      Marketing Officer and
                                                      Manager, EquiTrust
                                                      Marketing Services, LLC.

Lou Ann Sandburg (55)  Vice President-   Since 1999   Vice President-
                       Investments and                Investments and Assistant
                       Assistant                      Treasurer, FBL Financial
                       Treasurer                      Group, Inc. and other
                                                      affiliates of the
                                                      foregoing; Vice
                                                      President-Investments,
                                                      Assistant Treasurer and
                                                      Director, EquiTrust
                                                      Investment Management
                                                      Services, Inc.; Vice
                                                      President, Assistant
                                                      Treasurer and Manager,
                                                      EquiTrust Marketing
                                                      Services, LLC; Vice
                                                      President, FBL Financial
                                                      Services, Inc. and other
                                                      affiliates of the
                                                      foregoing; Vice President
                                                      and Director, FBL Leasing
                                                      Services, Inc.; Vice
                                                      President, Secretary and
                                                      Director, FBL Real Estate
                                                      Ventures, Ltd.

Dennis M. Marker (52)  Chief Executive   Since 1982   Vice President-Investment
                       Officer                        Administration, FBL
                                                      Financial Group, Inc. and
                                                      other affiliates of the
                                                      foregoing; President and
                                                      Director, EquiTrust
                                                      Investment Management
                                                      Services, Inc.; Vice
                                                      President-Investment
                                                      Administration and
                                                      Manager, EquiTrust
                                                      Marketing Services, LLC;
                                                      Chief Executive Officer,
                                                      EquiTrust Variable
                                                      Insurance Series Fund and
                                                      EquiTrust Money Market
                                                      Fund, Inc.; Vice
                                                      President and Director,
                                                      FBL Leasing Services,
                                                      Inc.

Kristi Rojohn (40)     Investment        Since 1990   Investment Compliance
                       Compliance Vice                Vice President and
                       President and                  Secretary, EquiTrust
                       Secretary                      Investment Management
                                                      Services, Inc. and other
                                                      affiliates of the
                                                      foregoing.

Susan M. Coombs (43)   Mutual Fund       Since 2002   Mutual Fund Accounting
                       Accounting                     Director, EquiTrust
                       Director                       Investment Management
                                                      Services, Inc. and other
                                                      affiliates of the
                                                      foregoing.

Rebecca L. Howe (49)   Assistant         Since 2003   Assistant Secretary,
                       Secretary                      EquiTrust Investment
                                                      Management Services, Inc.
                                                      and other affiliates of
                                                      the foregoing.
NON-INTERESTED
PERSONS
Erwin H. Johnson (60)  Director          Since 1989   Farmer; Owner and               13        Director, First Security Bank and
1841 March Avenue                                     Manager, Center View                      Trust Co. (Charles City, Iowa)
Charles City, Iowa                                    Farms, Co.; Farm
50616-9115                                            Financial Planner; Iowa
                                                      State University
                                                      Cooperative Extension
                                                      Service Seed Sales;
                                                      Syngenta; Director, Iowa
                                                      4-H Foundation and Ag
                                                      Ventures Alliance;
                                                      Council Member, West
                                                      St. Charles United
                                                      Methodist Church

Kenneth Kay (60)       Director          Since 1996   President, K-Ranch Inc.         13        Director, First Whitney Bank &
51606 590th Street                                                                              Trust (Atlantic, Iowa)
Atlantic, Iowa
50022-8233

Paul E. Larson (50)    Director          Since 2003   Former President,               13        Director, Wellmark, Inc.
588 Chardonnay Point                                  Equitable Life Insurance
Waukee, Iowa                                          Company of Iowa and
50263                                                 related entities, retired
                                                      since March, 1999

Steven W. Plate (47)   Director          Since 2003   CPA/Owner, Plate, Baker &       13
c/o Plate, Baker & Co.                                Co., P.C., Certified
1003 Main Street                                      Public Accountants
Grinnell, Iowa
50112

                                         TERM OF                                 NUMBER OF
                                         OFFICE &                                PORTFOLIOS IN
                                         LENGTH                                  FUND COMPLEX
                       POSITION(S) HELD  OF TIME      PRINCIPAL OCCUPATION(S)    OVERSEEN BY
NAME, ADDRESS AND AGE  WITH FUND         SERVED(1)    DURING PAST FIVE YEARS     DIRECTOR       OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Erlin J. Weness (59)   Director          Since 2003   Owner and Operator,             13        Director, First State Bank
1620 Pinewood Drive                                   Weness Consulting;                        Southwest (Worthington, Minnesota),
Worthington,                                          Extension Educator - Farm                 First State Insurance Agency
Minnesota 56187                                       Management, University of                 (Worthington, Minnesota) and First
                                                      Minnesota                                 Rushmore Bancorporation
                                                                                                (Worthington, Minnesota)

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available upon request without charge. To request a copy of the SAI, please call 1-877-860-2904 M-F 8:00 AM to 4:30 PM.

(1) Officers are elected annually and their terms continue until they are replaced or resign.
(2) All interested persons maintain the same business address of 5400 University Avenue, West Des Moines, Iowa 50266.
(3) An "Interested Person" is defined as a person who knowingly has any direct or indirect beneficial interest in, or who is designated as trustee, executor, or guardian of any legal interest in, any security issued either by such investment adviser or principal underwriter or by a controlling person of such investment adviser or principal underwriter.

ITEM 2.   CODE OF ETHICS.

     (a) As of July 31, 2003, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

     (f) A copy of the code of ethics may be obtained upon request, without charge, by contacting the registrant in writing at its principal executive office.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

     (a) (1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on the audit committee.
          (2) The audit committee financial expert is Paul E. Larson. Mr. Larson is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.   [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.   [RESERVED]

ITEM 9.   CONTROLS AND PROCEDURES

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There has been no change to the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

     (a)(1)  Not applicable.

     (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   EquiTrust Series Fund, Inc.
               ----------------------------------

By:                   /s/ Dennis M. Marker
               ----------------------------------
               Name:  Dennis M. Marker
               Title: Chief Executive Officer
               Date:  10/1/2003


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:                   /s/ Dennis M. Marker
               ----------------------------------
               Name:  Dennis M. Marker
               Title: Chief Executive Officer
               Date:  10/1/2003

By:                   /s/ James W. Noyce
               ----------------------------------
               Name:  James W. Noyce
               Title: Chief Financial Officer
               Date:  10/1/2003